UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.24a-12
EVERGREEN SOLAR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

138 Bartlett Street, Marlboro, MA 01752
www.evergreensolar.com

June 7, 2010

Dear Stockholder,

You are cordially invited to attend this year’s annual meeting of stockholders to be held on July 27, 2010 at the Courtyard by Marriott, 75 Felton Street, Marlboro, Massachusetts 01752 at 8:30 a.m. The meeting will commence with a discussion and voting on matters set forth in the accompanying Notice of Annual Meeting of Stockholders followed by presentations and a report on Evergreen Solar’s 2009 performance.

A Notice of Annual Meeting of Stockholders and a Proxy Statement, which more fully describe the formal business to be conducted at the meeting, follow this letter. A copy of our Annual Report to Stockholders is also enclosed for your information.

Whether or not you plan to attend the meeting, your vote is important and we encourage you to vote. After reading the Proxy Statement, please submit your proxy as promptly as possible by following the instructions on the enclosed proxy card.

We look forward to seeing you at the annual meeting.

Sincerely yours,

Richard M. Feldt
President, Chief Executive Officer
and Chairman of the Board

138 Bartlett Street, Marlboro, MA 01752
www.evergreensolar.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be Held on July 27, 2010

To the Stockholders of Evergreen Solar, Inc.:

Notice is hereby given that the annual meeting of stockholders of Evergreen Solar, Inc., a Delaware corporation, will be held at 8:30 a.m., local time, on Tuesday, July 27, 2010, at the Courtyard by Marriott, 75 Felton Street, Marlboro, Massachusetts 01752, to consider and act upon the following proposals:

1.	To elect Richard M. Feldt and Edward C. Grady as Class I Directors for a term of three years;

2.	To authorize the Board of Directors to effect a reverse stock split of our common stock at a stock split ratio of 1-for-6 and amend our Certificate of Incorporation to reduce the number of authorized common shares from 450,000,000 shares to 120,000,000 shares;

3.	To approve the amendment and restatement of our 2000 Stock Option and Incentive Plan;

4.	To approve the amendment and restatement of our 2000 Employee Stock Purchase Plan;

5.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current year; and

6.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

Only stockholders of record at the close of business on June 1, 2010 are entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

Michael El-Hillow
Secretary

Marlboro, Massachusetts
June 7, 2010

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on July 27, 2010 — The Proxy Statement and Annual Report to Stockholders are available on our website at: www.evergreensolar.com/Investors/Annual Stockholder Meeting Materials.

INFORMATION CONCERNING SOLICITATION AND VOTING	1
PROPOSAL No. 1 ELECTION OF DIRECTORS	4
BOARD OF DIRECTORS	5
CORPORATE GOVERNANCE AND BOARD AND COMMITTEE MATTERS	7
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	12
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	13
PROPOSAL No. 2 AUTHORIZATION TO EFFECT A 1-FOR-6 REVERSE STOCK SPLIT AND DECREASE THE COMPANY’S AUTHORIZED COMMON STOCK FROM 450,000,000 TO 120,000,000	14
PROPOSAL No. 3 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2000 STOCK OPTION AND INCENTIVE PLAN	21
PROPOSAL No. 4 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2000 EMPLOYEE STOCK PURCHASE PLAN	26
PROPOSAL No. 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
OTHER MATTERS	31
INCORPORATION BY REFERENCE	31
STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING OF STOCKHOLDERS	31

EVERGREEN SOLAR, INC.
138 Bartlett Street
Marlboro, MA 01752
(508) 357-2221

PROXY STATEMENT FOR
2010 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Evergreen Solar, Inc., a Delaware corporation, for use at the annual meeting of stockholders to be held on July 27, 2010 at 8:30 a.m., local time, at the Courtyard by Marriott, 75 Felton Street, Marlboro, Massachusetts 01752, or at any adjournments or postponements thereof. Our Annual Report to Stockholders for the fiscal year ended December 31, 2009, is being delivered together with this Proxy Statement to all stockholders entitled to vote at the meeting. This Proxy Statement and the accompanying notice and form of proxy are being delivered to stockholders on or about June 7, 2010. Delivery is being made by way of notice and access to the materials or by mail for those stockholders who properly request hard copies of the materials. Evergreen Solar, Inc. is referred to herein as “Evergreen Solar”, the “Company”, “we”, “us” or “our.”

Record Date, Share Ownership

The Board of Directors has fixed the close of business on June 1, 2010 as the record date for the meeting. Accordingly, only holders of record of our common stock as of the close of business on the record date are entitled to notice of, and to vote at, the meeting or an adjournment thereof. As of May 14, 2010, an aggregate of 208,044,213 shares of our common stock were issued and outstanding.

Quorum Requirement

The quorum requirement for holding the meeting and transacting business is that holders of a majority of the outstanding shares of our common stock entitled to vote must be present in person or represented by proxy. If the shares present, in person and by proxy, do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. Shares that are voted “FOR”, “AGAINST” or “WITHHELD” are treated as being present at the meeting for purposes of determining the presence of a quorum. In addition, both abstentions and broker non-votes are counted as present or represented for purposes of determining the presence of a quorum.

Voting and Proxies

The holders of common stock are entitled to one vote per share on any proposal presented at the meeting. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote in person. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting.

Voting Procedures for Record Holders.  If you hold a stock certificate in your name for our common stock or if you have been granted unvested restricted stock awards, you are the owner of record. If you attend the meeting, you may vote in person. If you want to vote by proxy, there are three ways you may vote, each of which is valid under Delaware law, our state of incorporation:

1. Access the Internet address on the proxy card and follow the instructions at that site,

2. Call the toll-free telephone number listed in the voting instructions attached to the proxy card and follow the telephone prompts, OR

3. Complete, sign, date, and return the enclosed proxy card to the address provided on the proxy card.

Please have the voting form in hand when voting by Internet or telephone.

Voting Procedures for Shares in Street Name.  If your shares of our common stock are held in the name of a brokerage house or financial institution, you are a beneficial owner and the brokerage house or the financial institution holding your shares is the record holder. This is often referred to as being held in “street name.” You must follow the voting directions given by the brokerage house or financial institution.

If you are a beneficial owner like most of our stockholders, you are not a stockholder of record and may not vote your shares in person at the special meeting unless you obtain a “legal proxy” by contacting your brokerage house or other financial institution holding your shares. Any beneficial owner who attends the meeting without such a legal proxy will not be able to vote shares in person at the meeting.

Revocation of Proxy.  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

1. Filing with our Secretary, before the taking of the vote at the meeting, a written notice of revocation bearing a later date than the date of the proxy to be revoked,

2. Duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the meeting, OR

3. Attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy).

Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, MA 01752, Attention: Corporate Secretary, at or before the taking of the vote at the meeting.

Votes Required

Vote Required for Proposal No. 1.  In the election of directors, the two persons receiving the highest number of “FOR” votes at the meeting will be elected.

Votes Required for Proposal No. 2.  The affirmative “FOR” vote of a majority of the shares outstanding and entitled to vote at the annual meeting is required to approve Proposal No. 2 which would authorize the Board of Directors to effect a reverse stock split of our common stock at a stock split ratio of 1-for-6 and authorize the amendment to our Certificate of Incorporation to decrease the number of authorized common shares from 450,000,000 shares to 120,000,000 shares.

Votes Required for Proposals No. 3, No. 4 and No. 5 and all other Proposals.  The approval of (1) the amendment and restatement of our 2000 Stock Option and Incentive Plan, (2) the amendment and restatement of our 2000 Employee Stock Purchase Plan, (3) the ratification of our independent registered public accounting firm, and (4) all other proposals, require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the meeting.

Effect of Broker Non-Votes.  Although, as noted above, broker non-votes will be counted for purposes of establishing a quorum, they will not be counted as voting. A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and/or has not received voting instructions from the beneficial owner. Broker non-votes may arise with respect to the proposal for the election of directors, the proposals to amend and restate our option and stock purchase plans because such proposals are considered non-routine matters by the Nasdaq rules that govern banks and brokers, and brokers are no longer allowed to vote your shares on such proposals if you do not furnish voting instructions.

Proxies.  The persons named as attorneys-in-fact in the proxies, Richard M. Feldt and Michael El-Hillow, were selected by the Board of Directors and are executive officers of the Company. All properly executed proxies returned in time to be counted at the meeting will be voted. If you provide specific voting instructions, your shares will be voted as you instruct. If you hold shares in your name and you sign and return the proxy card but do not provide specific voting instructions, your shares will be voted as the Board of Directors recommends. Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee’s name in the space provided on the proxy.

The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may properly be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

Your vote is very important. For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the meeting by the proxies named on the enclosed proxy card. This proxy statement and form of proxy are being sent to you in connection with this request and have been prepared for the Board of Directors by our management.

Proxies

The Company is bearing the cost of preparing, assembling, printing and mailing these proxy materials and soliciting votes. We have engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $20,000 in the aggregate.

If you choose to vote over the Internet, you are responsible for Internet access charges that you incur. If you choose to vote by telephone, you are responsible for charges you may incur.

Other Information

Our Annual Report to Stockholders for the fiscal year 2009 is being made available to stockholders with this Proxy Statement. STOCKHOLDERS MAY REQUEST A FREE COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED 2009, EXHIBITS THERETO AND OTHER FINANCIAL INFORMATION BY CONTACTING EVERGREEN SOLAR, INC., 138 BARTLETT STREET, MARLBORO, MA 01752; ATTENTION: CORPORATE SECRETARY.

PROPOSAL No. 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of six members and is divided into three classes, with each class of directors serving a three-year term and one class being elected at each year’s annual meeting of stockholders.

Two Class I Directors will be elected at this meeting for a term of three years. The Class I nominees are Richard M. Feldt and Edward C. Grady, who are currently serving as Class I Directors. Shares represented by all proxies received by the Board of Directors and not marked to withhold authority to vote for the nominees will be voted “FOR” the election of Mr. Feldt and Mr. Grady, to hold office until the annual meeting of stockholders to be held in 2013. The nominees have indicated their willingness to serve, if elected; however, if any nominee should be unable or unwilling to serve, the proxies may vote for the election of a substitute nominee designated by the Board of Directors.

The following table and accompanying descriptions sets forth for each nominee to be voted on at the meeting, the year each such nominee was first elected a director, the positions currently held by each nominee with us, each nominee’s age, the year each nominee’s term will expire and the nominee’s background and qualifications:

	Year Nominee First	Position(s) Held		Year Term
Nominee’s or Director’s Name	Became a Director	with the Company	Age	Will Expire

Nominees:
Richard M. Feldt	2003	Chief Executive Officer, President and Chairman of the Board	59	2013
Edward C. Grady	2005	Lead Outside Director	63	2013

Description of Each Nominee’s Professional Experience and Background:

Richard M. Feldt has served as President and Chief Executive Officer and a director since December 2003 and Chairman of the Board of Directors since January 2007. Previously, he was employed by Perseid, a developer of optical phased array technology created by Raytheon, where he served as Chief Executive Officer in 2002. From 2000 to 2001, Mr. Feldt served as Chief Operating Officer of SupplierMarket.com, a B2B internet supply chain management company that was sold to Ariba. From 1995 to 2000, Mr. Feldt was Senior Vice President and General Manager of Worldwide Operations at Symbol Technologies, a data transaction systems company. In addition, Mr. Feldt has held senior positions at A.T. Cross Company, Eastman Kodak Company and Spectra-Physics, Inc. and has served as a director of ICF International Inc since March 2008. He received a BS in Industrial Engineering from Northeastern University.

With a career focused in worldwide operations and manufacturing, Mr. Feldt brings to the Board of Directors and our management team the ability to transform emerging and unique technologies into products that meet market requirements.

Edward C. Grady has served as a director since September 2005. Currently, Mr. Grady is consulting on a part time basis as Chairman and CEO of REEL Solar Inc., an early stage privately funded company focused on CdTe technology. Mr. Grady was President and Chief Executive Officer of Brooks Automation, Inc., or Brooks, from October 2004 to September 2007 and a director of Brooks from September 2003 to February 2008. From February 2003 until October 2004, Mr. Grady was President and Chief Operating Officer of Brooks. From October 2001 until February 2003, Mr. Grady served as a consultant to Brooks. From September 2000 until January 2003, Mr. Grady was a principal at Propel Partners LLC, an investment firm headquartered in Palo Alto, California. From December 1994 through February 2003, Mr. Grady served in a variety of positions for KLA-Tencor Corp., including Executive Senior Business Advisor from September 2001 until February 2003 and Executive Group Vice President from March 1998 until September 2001. Prior to joining KLA-Tencor Corp., Mr. Grady was the President and Chief Executive Officer of Hoya Micro Mask. Mr. Grady also currently serves on the board of directors of the following public companies: Verigy Ltd, Advanced

Energy Industries, Inc., and Electro Scientific Industries Inc. Mr. Grady received his MBA from the University of Houston in 1980 and a BS in Engineering from Southern Illinois University in 1972.

Mr. Grady brings to the Board of Directors his experience as a CEO and senior executive at companies in the semiconductor industry, which uses complex technologies similar to the solar industry, enabling him to provide an important perspective to an emerging industry.

Vote Required and Recommendation of the Board of Directors

The person receiving the highest number of “FOR” votes represented by shares of the Company’s common stock present in person or represented by proxy and entitled to be voted at the meeting will be elected.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION TO THE BOARD OF DIRECTORS OF THE TWO NOMINEES LISTED ABOVE.

BOARD OF DIRECTORS

Set forth below is certain information regarding our nominees for re-election and our continuing directors. The age of each director listed below is given as of June 1, 2010.

Name	Age	Position

Richard M. Feldt	59	Chief Executive Officer, President and Chairman of the Board of Directors
Tom L. Cadwell(1)(2)	64	Director
Allan H. Cohen(3)(4)	60	Director
Dr. Peter W. Cowden(2)(5)	59	Director
Edward C. Grady(1)(4)	63	Lead Outside Director
Dr. Susan F. Tierney(6)	58	Director

(1)	Member of the Audit Committee

(2)	Member of the Nominating and Corporate Governance Committee

(3)	Chair of the Audit Committee

(4)	Member of the Compensation Committee

(5)	Chair of the Compensation Committee

(6)	Chair the Nominating and Corporate Governance Committee

Class I Director Nominee (Term Expiring in 2010):

The professional experience and other information regarding Messrs. Feldt and Grady are included above on page 4.

Class II Director Nominee (Term Expiring in 2011):

Allan H. Cohen has served as a director since September 2005. In April 2008, Mr. Cohen joined Caturano and Company, P.C., New England’s largest independent CPA firm, initially as its Director of Risk Management and later becoming its Chief Risk Officer in September 2009. At Caturano, Mr. Cohen manages all aspects of the firm’s strategic risks and compliance with its professional and regulatory responsibilities, including independence, ethics and technical consultation for all practice areas. Since July 2005, Mr. Cohen has served on the advisory board of Plexus Financial Technologies, LLP, an early-stage “software as a service” company for the financial services industry. Mr. Cohen has been since May 2002 a senior member of the restructuring team of Arthur Andersen LLP, serving on a small team responsible for winding down Andersen’s professional services activities. Mr. Cohen also serves as an ERISA Trustee of the Andersen pension and 401K plan, which currently cover nearly 6,000 former Andersen employees with approximately $600 million in assets. Mr. Cohen was a partner with Andersen from 1984 through August 2002, serving in a variety of client service, and general and risk management roles. From 1996 to 2000, he served as the managing partner for Andersen’s northeast region tax practice of 750 tax professionals and $150M of annual revenues. From 1997 to 2002, Mr. Cohen served on both U.S. and global leadership teams; from 1999 he served as the Global Managing Partner / CIO for Andersen’s worldwide tax and legal practices and managed Andersen’s $50M commercial software businesses in the U.S., U.K. and Australia. In addition, he serves as co-trustee and/or trustee advisor to charitable and other trusts managed by The Boston Foundation and Mellon Financial and as an officer (President from 2005 — 2008) of a major Reform Jewish Congregation in the suburban Boston area. Mr. Cohen received his MBA from Rutgers Graduate School of Management in 1973 and his BA in Economics, with honors, from Rutgers College in 1972. Mr. Cohen has been a Certified Public Accountant since 1975.

Mr. Cohen’s significant experience and background in the practice of public accounting qualifies him as a financial expert for the Board. In addition, he brings significant global management perspective and both large and small organization risk management experience and insights to the Board. Mr. Cohen is an experienced fiduciary with demonstrated experience on behalf of shareholders, ERISA participants, beneficiaries and other constituencies.

Dr. Susan F. Tierney has served as a director since August 2008. Dr. Tierney is a Managing Principal at Analysis Group in Boston, Massachusetts. For the past 15 years, she has consulted to electric utilities, other energy companies, large energy customers, government agencies, and other organizations on energy markets, the structure and regulation of the electric industry in the U.S. and other countries. She has been an advisor, observer or policy maker involved in renewable energy market developments and relevant national/state policies for many decades. For the past 10 years, she has been involved with the China Sustainable Energy Program and its interactions with Chinese government agencies and non-governmental organizations on renewable energy issues, among other energy topics. Prior to joining Analysis Group in 2003, she was Senior Vice President at Lexecon, where she consulted on energy and environmental economics and policy. She also served as the Assistant Secretary for Policy at the U.S. Department of Energy under President Clinton; was the Secretary for Environmental Affairs in Massachusetts, under Governor William Weld, and a Commissioner at the Massachusetts Department of Public Utilities. She co-chaired the Department of Energy Agency Review Team for the Obama/Biden Presidential Transition Team. Dr. Tierney has authored numerous articles and speaks frequently at industry conferences discussing energy market developments. She serves on a number of boards of directors and advisory committees involved with clean energy markets and policy, including as the co-chair of the National Commission on Energy Policy. She also serves as a director of EnerNOC, Inc. and Ze-gen, Inc. She chairs the board of directors of the Energy Foundation; and is a director of Clean Air — Cool Planet, the World Resources Institute, the Clean Air Task Force, and the Northeast States Clean Air Foundation. She chairs the External Advisory Council of the National Renewable Energy Laboratory (NREL); and is a member of the Environmental Advisory Council of the New York Independent System Operator, and the China Sustainable Energy Program’s Policy Advisory Council. She was previously chair of the Electricity Innovations Institute, a director of Catalytica Energy Systems Inc., a director of Renegy Holdings, a director of ThermoEcotek; a director of the Electric Power Research Institute, a member of the Advisory Council of the New England Independent System Operator, a member of the Massachusetts Renewable Energy Trust Advisory Council, and a director of ACORE (American Council on Renewable Energy). She has taught at the University of California at Irvine, and she earned her Ph.D. and M.A. degrees in regional planning at Cornell University and her B.A. at Scripps College.

As a director of Evergreen Solar, Dr. Tierney draws on her vast experience in economics, regulation and policy in the electric industry and utility sector to provide our Board of Directors and management team with an in depth understanding of how the nascent alternative energy sector and Evergreen Solar can compete and expand globally.

Class III Directors (Term Expiring in 2012):

Tom L. Cadwell has served as a director since April 2007. Mr. Cadwell is currently President and Chief Executive Officer of Confluence Solar, Inc., a private company formed to provide substrate materials to the solar industry. He also served as the Executive Vice Chairman of the Board of Directors of Integrated

Materials, Inc., a manufacturer of pure polysilicon products vital to semiconductor diffusion processes, from December 2006 to November 2007. From December 2002 until November 2006, Mr. Cadwell served as the President and Chief Executive Officer of Integrated Materials, Inc. From 2000 until February 2002, Mr. Cadwell served as the President and Chief Executive Officer of Tecstar, Inc., or Tecstar, a leader in metal organic chemical vapor deposition processes for solar cells for satellite power systems as well as light emitting diodes for leading edge applications. Prior to joining Tecstar, Mr. Cadwell held executive level positions in the semiconductor equipment and silicon wafer industries. Mr. Cadwell holds an MBA from Saint Louis University and a BS in Civil Engineering from the University of Missouri at Rolla.

Mr. Cadwell’s vast experience in the silicon industry from both a technology perspective and as a CEO provides the Board of Directors with significant insights as we continue to refine our unique silicon-based wafer making technology.

Dr. Peter W. Cowden has served as a director since October 2006. Dr. Cowden is the Founder and President of EDI, an executive level coaching and organizational consulting firm. His clients include Fortune 500 companies, venture backed startups and private equity firms. He started EDI in February 1998. Dr. Cowden’s corporate career includes five years as a corporate human resource executive with Eastman Kodak Company. Dr. Cowden has also held senior human resource positions with Agfa/Compugraphics and Stone & Webster Engineering Corporation. Dr. Cowden received his doctorate degree from Harvard University in 1977, a master’s degree from Yale University in 1976 and a bachelor’s degree from Claremont Men’s College in 1972.

Dr. Cowden’s expertise is assuring organizational strategy (structure, talent and processes) are developed in a way to maximize the implementation of business strategy. A key component of these processes is assuring that compensation design and plans are aligned accordingly. This background is very important to the Board of Directors as the Company seeks to attract and retain executives and key managers to significantly enhance operations in the United States and expand rapidly in China.

CORPORATE GOVERNANCE AND BOARD AND COMMITTEE MATTERS

Independence of Members of the Board of Directors and Committees

The Board of Directors has determined that each of Messrs. Cadwell, Cohen and Grady and Dr. Cowden and Dr. Tierney has no relationship with the Company other than as a stockholder and as a director, and each is independent within the meaning of our director independence standards and the applicable Nasdaq director independence standards for service on the Board of Directors and the applicable committee’s of the Board of Directors. Our director independence standards are contained in the Board of Directors’ Corporate Governance Guidelines, a copy of which is available under the “Investors” section of our website at www.evergreensolar.com.

Board of Directors Meetings

The Board of Directors met thirteen times (including telephonic meetings) during the fiscal year ended December 31, 2009. During the fiscal year ended December 31, 2009, all of our directors attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors (held during the period for which each has been a director) and all committees of the Board of Directors on which each served (during the periods that each served). Independent members of the Board of Directors of the Company meet in executive session without management present and are scheduled to do so at least four times during fiscal year 2010.

Policy on Director Attendance at Annual Meetings of Stockholders

Our policy on director attendance at annual meetings of stockholders is that all directors are expected to prepare for, attend in person or by telephone and participate in our annual meetings of stockholders. All of our six directors then serving on the Board attended our 2009 annual meeting of stockholders in person or by telephone.

Security Holder Communications with the Board of Directors

The Board of Directors provides to every security holder the ability to communicate with the Board of Directors, as a whole, and with individual directors on the board, through an established process for security holder communication as follows:

For communication directed to the Board of Directors as a whole, security holders may send such communication to the attention of the Chairman of the Board via U.S. Mail or Expedited Delivery Service to the address below:

Evergreen Solar, Inc.
138 Bartlett Street
Marlboro, MA 01752
Attn: Chairman of the Board of Directors

For communication directed to an individual director in his or her capacity as a member of the Board of Directors, security holders may send such communication to the attention of the individual director via U.S. Mail or Expedited Delivery Service to the address below:

Evergreen Solar, Inc.
138 Bartlett Street
Marlboro, MA 01752
Attn: [Name of Individual Director]

We will forward by U.S. Mail any such security holder communication to each director, and the Chairman of the Board in his or her capacity as a representative of the Board of Directors, to whom such security holder communication is addressed to the address specified by each such director and the Chairman of the Board.

More information regarding Security Holder — Board Communications is contained in our Policy Governing Director Nominations and Security Holder — Board Communications which is available as an Annex to our Nominating Committee Charter, a copy of which is available under the “Investors” section of our website at www.evergreensolar.com or may be obtained by written request sent to Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, MA 01752; Attention: Corporate Secretary.

Audit Committee

The Audit Committee of the Board of Directors, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, currently consists of Messrs. Cohen (Chair), Cadwell and Grady. Each of the members of the Audit Committee is independent within the meaning of our director independence standards and the applicable standards of Nasdaq and the SEC for audit committee membership. The Board of Directors has determined that Mr. Cohen is an “audit committee financial expert” under the rules of the SEC.

The Audit Committee met four times during fiscal 2009. The Audit Committee oversees our accounting and financial functions and periodically meets with our management and independent registered public accounting firm to review internal controls over financial reporting and quarterly and annual financial reports.

The primary functions of the Audit Committee are to (i) oversee the appointment, compensation and retention of the Company’s independent registered public accounting firm and to oversee the work performed by such accountants; (ii) establish policies for finance and accounting related consulting and advisory work, including but not limited to, tax and internal audit related issues; (iii) assist the Board of Directors in fulfilling its responsibilities by reviewing: (a) the financial reports provided by the Company to the SEC, our stockholders or to the general public, and (b) our internal controls over financial reporting; (iv) recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations; and (v) establish procedures designed to facilitate (a) the receipt, retention and treatment of complaints relating to accounting, internal controls over accounting or auditing matters and (b) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, and (vi) risk oversight.

The Audit Committee operates under a written charter adopted by the Board of Directors setting out the functions the Audit Committee is to perform, which charter was originally adopted by the Board of Directors in May 2000 and amended and restated most recently in May 2008. A copy of the Audit Committee Charter is available under the “Investors” section of our website at www.evergreensolar.com. The charter of the Audit Committee is reviewed on an annual basis by the Audit Committee.

Compensation Committee

The Compensation Committee of the Board of Directors currently consists of Dr. Cowden (Chair) and Messrs. Grady and Cohen, each of whom is independent within the meaning of the director independence standards of the Company and of Nasdaq. The Compensation Committee met seven times during fiscal 2009.

The Compensation Committee reviews and evaluates the performance of the Company’s Chief Executive Officer and makes recommendations to the Board of Directors for approval regarding the appropriate level of base compensation, bonus and other incentive compensation. The Chief Executive Officer recommends to the Compensation Committee the appropriate level of base compensation, bonus and other incentive compensation for certain senior employees, including all executive officers. The Compensation Committee, in turn, makes recommendations to the Board of Directors for approval. The Compensation Committee is also responsible for establishing general compensation policies and guidelines and for administering and making recommendations and awards under our 2000 Stock Option and Incentive Plan and our 2000 Employee Stock Purchase Plan. Although it is the Compensation Committee’s responsibility to establish the grants to the executive officers of the Company, the total grants are presented to the Board of Directors for informational purposes.

The Compensation Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available under the “Investors” section of our website at www.evergreensolar.com.

Compensation Committee Interlocks and Insider Participation

No current member of the Compensation Committee or person who was a member of such committee at any time during the last fiscal year was at any time during the last fiscal year an officer or employee of the Company (or any of its subsidiaries), was formerly an officer of the Company (or any of its subsidiaries), or had any relationship with the Company requiring disclosure herein. The Compensation Committee operates under a written charter adopted by the Board of Directors setting out the functions the Compensation Committee is to perform.

During the last fiscal year, none of our executive officers served as (i) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on our Compensation Committee; (ii) a director of another entity, one of whose executive officers served on our Compensation Committee; or (iii) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of our Board of Directors.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”) was established on April 21, 2004 and currently consists of Dr. Tierney (Chair), Mr. Cadwell and Dr. Cowden, each of whom is independent within the meaning of our director independence standards and the Nasdaq independence standards. The Nominating Committee met three times during fiscal 2009. The Nominating Committee is responsible for (1) reviewing and making recommendations to the Board of Directors regarding the composition and structure of the Board of Directors; (2) establishing criteria for membership on the Board of Directors and evaluating corporate policies relating to the recruitment of members of the Board of Directors; and (3) establishing, implementing and monitoring policies and processes regarding principles of corporate governance in order to ensure compliance by the Board of Directors with its fiduciary duties to the Company and its stockholders.

The Nominating Committee operates under a written charter (which includes as an appendix the Committee’s Policy Governing Director Nominations and Security Holder — Board Communications) adopted by the Board of Directors, a current copy of which is available under the “Investors” section of our website at www.evergreensolar.com.

Director Nominations

Nominations by Stockholders

The Nominating Committee will consider director candidates recommended by stockholders provided that such recommendations are delivered pursuant to the Policy Governing Director Nominations and Security Holder — Board Communications. A copy of this policy is included as an annex to the Nominating and Corporate Governance Committee Charter available under the “Investors” section of our website at www.evergreensolar.com. Stockholders who wish to recommend individuals for consideration by the Nominating Committee as nominees for election to the Board of Directors must give written notice to the Nominating Committee of the Company via one of three methods: (i) via U.S. Mail or Expedited Delivery to Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, MA 01752; c/o Corporate Secretary; (ii) via facsimile at (508) 229-7722 or (iii) via email to the Chairman of the Nominating Committee at nominations@evergreensolar.com. Such notice must set forth all information that is required to be disclosed under applicable rules and regulations of the SEC and the Policy Governing Director Nominations and Security Holder — Board Communications for each person whom such stockholder proposes to nominate. The Nominating Committee does not intend to alter the manner in which it evaluates director candidates, including the criteria set forth in the Policy Governing Director Nominations and Security Holder — Board Communications, based on whether the candidate was recommended by a stockholder or otherwise.

Evaluation of Director Candidates

Generally, the Nominating Committee identifies director candidates in consultation with management, through the use of search firms or other advisers, or through the recommendations submitted by stockholders or through such other methods as the Nominating Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating Committee confirms that the candidates meet all of the qualifications for director nominees established by the Nominating Committee. The Nominating Committee may gather information about the candidates through various means that the Nominating Committee deems to be helpful in the evaluation process, including through interviews.

The Nominating Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. When searching for new candidates, the Nominating Committee considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap.

The Board of Directors believes that all of its directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board of Directors also believes that its directors should ideally reflect a mix of experience and other qualifications, including excellent experience in disciplines relevant to the business of the Company, leadership abilities, experience developing and analyzing business strategies, financial literacy and freedom from any relationship that would interfere with, or have the appearance of interfering with, the exercise of his or her independent judgment as a member of the Board of Directors. The Nominating Committee also considers diversity, such as diversity of professional experience, education, viewpoints, skills and personal background. The Nominating Committee does not have any formal requirements with respect to diversity; however, the Nominating Committee’s policy regarding nomination requires that diversity be considered and the Board of Directors believes that it is essential that the Board members represent diverse viewpoints. In considering candidates for the Board, the Nominating Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

Based on the results of the evaluation process, the Nominating Committee recommends candidates for the Board of Directors’ approval as director nominees for election to the Board of Directors. The Nominating Committee also recommends candidates for appointment to the committees of the Board of Directors.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics for our Chief Executive Officer, Chief Financial Officer and all other members of management, all directors and all of our employees and agents. This Code of Ethics is intended to promote the highest standards of honest and ethical conduct throughout our business, full, accurate and timely reporting, and compliance with law, among other things. A copy of the Code of Business Conduct and Ethics is available under the “Investors” section of our website at www.evergreensolar.com.

The Code of Business Conduct and Ethics prohibits any waiver from its principles without the prior written consent of the Board of Directors. We intend to post on our website, www.evergreensolar.com, in accordance with the rules of the Securities and Exchange Commission (the “SEC”) any amendment of, and any waiver from, the Code of Business Conduct and Ethics that applies to our Chief Executive Officer, Chief Financial Officer, or any person performing similar functions.

Board Leadership Structure

The Board of Directors is chaired by the Company’s Chief Executive Officer, Richard Feldt. Mr. Feldt, in his role as Chief Executive Officer, is the individual most familiar with the various challenges facing the Company and he is, therefore uniquely situated to lead the Board of Directors in their consideration of these issues at the Board of Directors level. To provide for independence and aid the Board of Directors in its management oversight function, the Board has appointed Edward C. Grady as Lead director. Mr. Grady is one of the five independent directors currently serving on the Board of Directors.

Although the Board of Directors has determined that these arrangements are currently the preferred way to manage the affairs of the Evergreen Solar Board of Directors, the Board intends to periodically revisit these concerns to ensure that the possible benefits of splitting the Chief Executive Officer and Chairperson roles are reconsidered in light of changing circumstances affecting the Company, changes in the management team and any changes in the oversight function of the Board of Directors as dictated by the SEC’s rules and regulations, Delaware corporate law, the Nasdaq’s rules and other applicable laws, regulations and governance standards.

Board’s Role in Risk Oversight

While the Board of Directors, as a whole, manages the role of risk oversight more broadly, specific risk oversight is in the purview of the Audit Committee. The role of risk oversight is naturally suited to the Audit Committee in light of the more significant risks that are managed by management’s finance personnel: credit risk, liquidity risk and the extent to which risks for the Company are driven by financial considerations. These considerations are raised at the Audit Committee’s quarterly meetings through presentations by management and the Company’s independent auditors and questions raised by the Audit Committee. In addition, particular risk considerations are elevated by management for consideration by the full Board of Directors as necessary and then revisited by the Audit Committee as needed at additional meetings throughout the year.

To supplement that Audit Committee’s management of risk oversight, each of the Compensation Committee and Nominating Committee oversee risk concerns for the Company in its respective area of expertise per the charges given each committee in its respective charter.

The Compensation Committee oversees the risks posed by the compensation structures they adopt for senior management and those implemented by the Company generally. This committee must balance the business objectives established for the Company with compensation structures that encourage management to take appropriate levels of risk to achieve those business objectives.

Similarly, the Nominating Committee considers the risks it oversees in its periodic review of the governance structures (the Certificate of Incorporation, the Bylaws, the Corporate Governance Guidelines and the Company’s code of ethics) established for the Company. This committee also oversees the risks related to proper composition and operation generally of the Company’s Board of Directors, including its efforts to find qualified new members as needed, make periodic reviews of the performance of existing directors and encourage and assist with further development and training for the Company’s directors.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2009, and has discussed them with both management and the Company’s independent registered public accounting firm.

The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB requiring the independent registered public accounting firm’s communication with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based on the review and discussions described above, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

Respectfully submitted by the Audit Committee.

THE AUDIT COMMITTEE

Allan H. Cohen (Chair)

Tom L. Cadwell

Edward C. Grady

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of May 14, 2010, or the measurement date, by: (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of common stock; (ii) each of our directors; (iii) each of our executive officers named in the Summary Compensation Table below; and (iv) all of our current directors and executive officers as a group. Unless otherwise indicated, the address for each beneficial owner is c/o Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, MA 01752.

		Percentage of
	Number of Shares	Shares of
	Beneficially Owned	Common Stock
Name and Address of Beneficial Owner	(1)	(2)

5% Stockholders:
OCI Company Ltd(3)	15,698,125	7.5%
Oriental Chemical Building
50, Sogong-dong, Jung-gu, Seoul, 100-718 South Korea
Invesco Ltd.(4)	11,767,441	5.7%
1555 Peachtree Street NE
Atlanta, GA 30309
Current Executive Officers and Directors:
Richard M. Feldt(5)	3,152,040	1.5%
Michael El-Hillow(6)	468,896	*
Richard G. Chleboski(7)	702,495	*
Dr. Lawrence E. Felton(8)	117,666	*
Scott J. Gish	75,000	*
Gary T. Pollard(9)	345,023	*
Carl Stegerwald(10)	92,705	*
Dr. Brown F. Williams(11)	586,803	*
Tom L. Cadwell(12)	40,042	*
Allan H. Cohen(13)	63,647	*
Dr. Peter W. Cowden(14)	43,416	*
Edward C. Grady(15)	68,897	*
Dr. Susan F. Tierney	18,772	*
All current executive officers and directors as a group (13 persons)(15)	5,775,402	2.7%

*	Less than one percent of the outstanding shares of class.

(1)	The persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted in the footnotes below.

(2)	Applicable percentage ownership is based upon 208,044,213 shares of common stock outstanding as of the measurement date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Shares of common stock subject to options currently exercisable or exercisable within 60 days after the measurement date are deemed outstanding for computing the percentage ownership of the person holding such options, as the case may be, but are not deemed outstanding for computing the percentage ownership of any other person.

(3)	OCI Company Ltd. (f/k/a DC Chemical Co., Ltd.) reported sole voting power and sole dispositive power over all 15,698,125 shares beneficially owned.

(4)	Invesco Ltd. reported sole voting power and sole dispositive power over all 11,767,441 shares beneficially owned.

(5)	Includes 2,100,500 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(6)	Includes 51,192 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(7)	Includes 380,445 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(8)	Includes 57,050 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date (which include 8,675 options held by spouse).

(9)	Includes 115,750 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(10)	Includes 2,375 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(11)	Includes 168,287 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(12)	Includes 16,270 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(13)	Includes 36,875 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(14)	Includes 19,644 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(15)	Includes 28,125 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(16)	Includes 2,976,513 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

PROPOSAL No. 2

AUTHORIZATION TO EFFECT A 1-FOR-6 REVERSE STOCK SPLIT AND DECREASE
THE COMPANY’S AUTHORIZED COMMON STOCK FROM 450,000,000 TO 120,000,000

Introduction

Our Board of Directors is seeking approval of an amendment to our certificate of incorporation to give the Board of Directors the authorization to effect a 1-for-6 reverse stock split (the “Reverse Split”) of our common stock issued and outstanding (the “Amended Certificate”). If approved, Our Board of Directors would have the authority to implement the Reverse Split, without further approval of our stockholders, upon a determination by our Board of Directors (or a committee of the Board) that such a Reverse Split is in the best interests of our Company and our stockholders at any time before our 2011 annual meeting of stockholders. If implemented by our Board of Directors, the Amended Certificate will also reduce the authorized shares of common stock from 450,000,000 to 120,000,000. The full text of the proposed Amended Certificate is attached to this Proxy Statement as Appendix A. Even if approved, our Board of Directors may elect not to effect the Reverse Split depending on market conditions.

Objective of the Reverse Split

The primary objective of our Board of Directors in seeking stockholder approval for the Reverse Split is to have the ability to raise the per share trading price of our common stock. Our Board of Directors believes that this would, among other things, better enable us to maintain the listing of our common stock on the Nasdaq Global Market and facilitate higher levels of institutional stock ownership, where investment policies generally prohibit investments in lower-priced securities.

Principal Effects of the Reverse Split

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our common stock. Except for minimal adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of common stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of common stock would not be affected by the Reverse Split.

Although the Reverse Split will not have any dilutive effect on our stockholders, the Company will have a greater percentage of authorized but unissued shares of common stock following the Reverse Split than it will have prior to the Reverse Split. This will occur because the decrease in the number of authorized shares set forth in the Amended Certificate is not proportional to the 1-for-6 Reverse Split ratio (see “Purpose and Effect of the Increase in the Proportion of Authorized but Unissued Common Stock as a result of the Amended Certificate” on page 19).

Reasons for the Reverse Split

The closing price of our common stock on May 14, 2010 was $1.01 per share. Accordingly, our common stock price continues to be very close to the minimum bid requirement of the Nasdaq Global Market. Consequently, our Board has proposed the Reverse Split in order to help us ensure compliance with this requirement and maintain the listing of our common stock on a national exchange. The Board believes that current and prospective investors will view an investment in our common stock more favorably if it continues to be listed on the Nasdaq Global Market and if we are able to avoid becoming subject to delisting procedures under the Nasdaq Marketplace Rules.

If our common stock is delisted from the Nasdaq Global Market, it would likely trade on the OTC Bulletin Board or on “pink sheets.” Our Board of Directors believes that these alternative markets have significantly lower trading volume and are much less efficient than the Nasdaq Global Market. As a result, investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our common stock. Trading on other markets can therefore negatively impact the liquidity and marketability of our common stock and our ability to obtain future financing on favorable terms. Furthermore, under the terms of our 4% and 13% convertible notes, a delisting from a national exchange market could result in a default, requiring the Company to pay all of the outstanding Notes in cash, resulting in a material adverse impact on the financial position of the Company.

The Board also believes that the Reverse Split and any resulting increase in the per share price of our common stock could enhance the acceptability and marketability of our common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from investing in lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks.

Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.

We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our common stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our common stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on the Nasdaq Global Market.

Nasdaq Requirements for Continued Listing on the Nasdaq Global Market

The Company’s common stock is currently quoted on the Nasdaq Global Market under the symbol “ESLR.” We are concerned that continued downward pressure on the trading price of our common stock may result in us receiving a deficiency notice from The Nasdaq Global Market notifying us that we do not meet the $1.00 minimum closing bid price requirement. Such a notice would be provided if the trading price of our shares did not meet the closing bid price requirement for thirty consecutive trading days as required under Nasdaq listing rules. If Proposal No. 2 is approved by the stockholders, our Board of Directors can then decide to file the amendment to effect the Reverse Split and significantly increase the closing bid price of the Company’s common stock above $1.00.

The Board of Directors has considered the potential harm to the Company of triggering the delisting procedures of the Nasdaq Global Market and a possible delisting, and believes it may be in the best interests of the Company and our stockholders for the Company to effect the Reverse Split to help avoid such difficulties. Despite this current belief, the decision to effect the Reverse Split and adopt the Amended Certificate will be made only after Proposal No. 2 has been approved by the Company’s stockholders at the annual meeting.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our common stock by a factor of six. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that the Reverse Split will increase the market price of our common stock six times, or result in any permanent or sustained increase in the market price of our stock, which is dependent upon many factors, including our business and financial performance, general market conditions, and prospects for future success.

Should the market price decline after the Reverse Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share market price does not increase in proportion to the Reverse Split ratio, then the value of the Company, as measured by our stock capitalization, will be reduced. In some cases, the per share stock price of companies that have effected reverse stock splits subsequently declined back to pre-reverse split levels, and accordingly, we cannot assure you that the total market value of your shares will remain the same after the Reverse Split is effected, or that the Reverse Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the Reverse Split.

The number of shares held by each individual stockholder would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Although the Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split. Our outstanding shares will be reduced by a factor of six, which may lead to reduced trading and a smaller number of market makers for our common stock.

Effecting the Reverse Split

If approved by stockholders at the annual meeting and our Board of Directors decide that it is in the best interests of the Company and our stockholders to effect the Reverse Split, the Amended Certificate will be filed. In determining whether to effect the Reverse Split, our Board will consider, among other factors, prevailing market conditions, the likely effect of the Reverse Split on the market price of our common stock, and on our compliance with applicable listing requirements, and the marketability and liquidity of our common stock. The actual timing of the filing of the Amended Certificate with the Secretary of State of the State of Delaware to effect the Reverse Split will be determined by the Board. Also, if for any reason the Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Amended Certificate, without further action by our stockholders. The Reverse Split will be effective as of the date and time set forth in the Amended Certificate (the “Effective Time”).

Upon the filing of the Amended Certificate, without further action on the part of the Company or the stockholders, the outstanding shares of common stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of common stock calculated in accordance with the terms of the Amended Certificate, such reduced number of shares being referred to herein as the “New Common Stock,” based on the Reverse Split ratio of 1-for-6. For example, if you presently hold 12,000 shares of common stock, you would hold 2,000 shares of common stock following the Reverse Split.

Effect on Outstanding Shares and Options

If the Reverse Split is implemented, the number of shares of our common stock owned by each stockholder will be reduced by a factor of six, such that the percentage of our common stock owned by each stockholder will remain unchanged except for any de minimis change resulting from the issuance of one whole share in exchange for any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of common stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be adjusted in accordance with their terms as of the Effective Time.

Effect on Par Value

The amendment to our certificate of incorporation, if the proposed Reverse Split is implemented, will not change the per share par value of our common stock.

Effect on Registration and Stock Trading

Our common stock is currently registered under Section 12(b) of the 1934 Act and we are subject to the periodic reporting and other requirements of the 1934 Act. The proposed Reverse Split will not affect the registration of our common stock under the 1934 Act.

If the proposed Reverse Split is implemented, our common stock will continue to be reported on the Nasdaq Global Market under the symbol “ESLR” (although the letter “d” will be added to the end of the trading symbol for a period of 20 trading days from the Effective Time of the Reverse Split to indicate that the Reverse Split has occurred).

Effect on our 4% Convertible Notes and 13% Convertible Notes

In June and July 2008, we issued our 4% Senior Convertible Notes due 2013 (the “4% Convertible Notes”). The 4% Convertible Notes are convertible into shares of our common stock upon the occurrence of certain events at the initial conversion price of 82.5593 shares of common stock per $1,000 in principal amount of the 4% Convertible Notes. Pursuant to the indenture governing the 4% Convertible Notes, if the Reverse Split is approved and implemented by the Board of Directors, then, upon the Effective Time, the conversion rate will be proportionately adjusted by multiplying the current conversion rate by a fraction, the numerator of which is the number of shares of common stock that would be outstanding immediately after, and solely as a result of, the Reverse Split, and the denominator of which is the number of shares of common stock outstanding at the close of business on the trading day immediately preceding the Effective Time of the Reverse Split.

In April 2010, we issued our 13% Convertible Senior Secured Notes due 2015 (the “13% Convertible Notes”). The 13% Convertible Notes are convertible into shares of our common stock upon the occurrence of certain events at an initial conversion rate of 525.2462 shares of common stock per $1,000 in principal amount of the 13% Convertible Notes. Pursuant to the indenture governing the 13% Convertible Notes, if the Reverse Split is approved and implemented by the Board of Directors, then, upon the Effective Time, the conversion rate will be proportionately adjusted by multiplying the current conversion rate by a fraction, the numerator of which is the number of shares of common stock that would be outstanding immediately after, and solely as a result of, the Reverse Split, and the denominator of which is the number of shares of common stock outstanding at close of business on the trading day immediately preceding the Effective Time of the Reverse Split.

Mechanics of Reverse Stock Split

If this Proposal No. 2 is approved by the stockholders at the annual meeting and our Board of Directors decides that it is in the best interests of the Company and our stockholders to effect the Reverse Split (i.e., the Board of Directors determines it is in the best interests of the stockholders to avoid delisting procedures and to otherwise increase the trading price of the common stock), stockholders will be notified that the Reverse Split has been effected and the Amended Certificate has been filed with the Secretary of State for the State of Delaware by the filing of a Current Report on Form 8-K with the SEC. The mechanics of the Reverse Split will differ depending upon whether shares held in brokerage accounts or “street name” or whether they are registered directly in a stockholder’s name and held in certificate form.

Persons who hold their shares in brokerage accounts or “street name” would not be required to take any further action to effect the exchange of their shares. If a stockholder’s shares are held in street name, the number of shares the stockholder holds will automatically be adjusted to reflect the Reverse Split on the Effective Time rounded up to the nearest whole share if the number of shares are not evenly divisible by the ratio of the Reverse Split.

If a stockholder’s shares are registered directly in the stockholder’s name and are certificated, as of the Effective Time of the Reverse Split, if effected, each certificate representing shares of our common stock before the Reverse Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Split, and will be automatically rounded up to the next whole share if not evenly divisible by the ratio of the Reverse Split. The number of exact shares each stockholder owns will also be maintained by American Stock Transfer & Trust Company (the “Transfer Agent”). THEREFORE, STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY FURTHER ACTION AND SHOULD NOT SUBMIT INSTRUCTIONS TO THE TRANSFER AGENT REQUESTING TO EXCHANGE THEIR CERTIFICATES OF PRE-SPLIT SHARES FOR CERTIFICATES REPRESENTING POST-SPLIT SHARES. Each current outstanding stock certificate as of the Effective Time, shall be deemed valid and outstanding for the reduced number of shares of our common stock resulting from the Reverse Split, and will be automatically rounded up to the next whole share if not evenly divisible by the ratio of the Reverse Split.

Payment for Fractional Shares

No fractional shares of common stock would be issued as a result of the proposed Reverse Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Split, will automatically be entitled to receive an additional share of common stock.

For example, if the Board decides to effect the Reverse Split, then a stockholder who holds 150 shares on a pre-split basis would be issued 25 whole shares on a post-split basis.

Accounting Consequences

The Reverse Split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged on the Effective Time, the components that make up the common stock capital account will change by offsetting amounts. Specifically, on our balance sheet, the common stock value would be adjusted downward in respect of the shares of the New Common Stock to be issued in the Reverse Split, such that the common stock value would become an amount equal to the aggregate par value of the shares of New Common Stock being issued in the Reverse Split. The additional paid-in capital amount recorded on our balance sheet would be increased by an amount equal to the amount by which the common stock was decreased. Additionally, net loss per share would increase proportionately as a result of the Reverse Split since there would be fewer shares outstanding.

No Dissenter’s Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to dissenter’s rights with respect to the proposed Amended Certificate to effect the Reverse Split, and the Company does not intend to independently provide stockholders with any such right.

Federal Income Tax Consequences

The following is a summary of the material United States federal income tax consequences of the Reverse Split that we anticipate would affect our stockholders. This summary is based on the United States federal income tax laws as currently in effect and interpreted, and does not take into account possible changes in such laws or interpretations. This summary is provided for your general information only and does not address all aspects of the possible federal income tax consequences of the Reverse Split and IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. In particular, this summary does not consider the federal income tax consequences to our stockholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws, and does not address any consequences of the Reverse Split under any state, local or foreign tax laws.

ACCORDINGLY, YOU MUST CONSULT WITH YOUR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE SPLIT TO YOU, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

We believe that our stockholders who exchange their pre-Reverse Split shares of common stock solely for post-Reverse Split shares of common stock should generally recognize no gain or loss for federal income tax purposes. A stockholder’s aggregate tax basis in the post-Reverse Split shares of common stock to be received should be the same as the aggregate tax basis in the pre-Reverse Split shares of common stock to be exchanged. The holding period of the post-Reverse Split shares of common stock received should include the period during which the surrendered common stock was held, provided all such common stock was held as a capital asset at the Effective Time.

The Company will not recognize any gain or loss for accounting or tax purposes as a result of the Reverse Split.

Our beliefs regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service, federal, state or local courts, and there can be no assurance that the Internal Revenue Service or the courts will concur with the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending on where he or she resides.

Purpose and Effect of the Increase in the Proportion of Authorized but Unissued Common Stock as a result of the Amended Certificate

As mentioned above, the decrease in the number of authorized shares set forth in the Amended Certificate is not proportional to the 1-for-6 Reverse Split ratio, meaning that the Company will have a greater percentage of authorized but unissued shares of common stock following the Reverse Split than it had prior to the Reverse Split. A proportional decrease in the authorized shares would result in 75,00,000 shares of common stock being authorized for issuance, meaning the Amended Certificate increases the Company’s post-split authorized common stock by 45,000,000 shares. The resulting number of authorized shares, after giving effect to the Reverse Split and the filing of the Amended Certificate, is intended to allow for the future issuance of shares of common stock in the event our Board of Directors later determines that it is necessary or appropriate to raise additional capital through the sale of equity securities, convertible debt securities or other equity-linked securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers (subject to additional stockholder approvals as required), to permit future stock dividends or for other corporate purposes.

The availability of additional authorized shares of common stock is particularly important in the event that our Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock. If the Amended Certificate is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, unless stockholder approval is otherwise required by law or the Nasdaq Marketplace Rules which require stockholder approval for any issuance of stock at a price below the greater of the book or market value of such stock, where the amount of stock being issued is equal to 20% or more of the total number of shares of common stock outstanding or 20% or more of the total voting power outstanding.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, our Board or Directors will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. Other than OCI Company Ltd. (formerly known as DC Chemical Co., Ltd.), our largest silicon supplier, the holders of our common stock have no preemptive rights and our Board of Directors has no plans to grant such rights with respect to any such shares. OCI’s preemptive rights allow it to avoid having its ownership diluted by participating in equity and debt offerings made by Evergreen Solar on the same terms and conditions as other purchasers.

The increase in the authorized amount of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change of control of the Company without further action by the stockholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change of control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

We do not have any arrangements, commitments or understandings to issue any shares of our capital stock except in connection with our existing stock option and purchase plans and our 4% Convertible Notes and 13% Convertible Notes.

As of May 14, 2009, there were:

•	450,000,000 shares of our common stock authorized,

•	208,044,213 shares of our common stock issued and outstanding,

•	4,346,564 shares of our common stock reserved for issuance upon the exercise of outstanding stock options and for payment under outstanding restricted stock units,

•	1,151,315 shares of our common stock reserved and available for future issuance or future grant under our 2000 Stock Option and Incentive Plan,

•	51,549 shares of common stock reserved and available for future issuance or future grant under our 2000 Employee Stock Purchase Plan,

•	approximately 20,574,355 shares were reserved for issuance upon the conversion of our outstanding 4% Convertible Notes, in the aggregate principal amount of $249.2 million to the extent the conversion value exceeds the principal amount of the 2013 Convertible Notes,

•	approximately 86,665,623 shares were reserved for issuance upon the conversion of our outstanding 13% Convertible Notes, in the aggregate principal amount of $165 million,

•	no shares of our preferred stock issued and outstanding and no shares of our common stock reserved for issuance upon the conversion of shares of our preferred stock, and

•	129,166,381 shares of our common stock which are authorized, unreserved and unissued.

The Amended Certificate will not change the number of authorized shares of preferred stock.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the outstanding shares of our common stock voting is required to approve the proposed Reverse Split and Amended Certificate. Abstentions have the same effect as a vote against Proposal No. 2.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE AUTHORIZATION TO EFFECT A 1-FOR-6 REVERSE STOCK SPLIT AND DECREASE THE COMPANY’S AUTHORIZED COMMON STOCK FROM 450,000,000 TO 120,000,000.

PROPOSAL No. 3

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S
2000 STOCK OPTION AND INCENTIVE PLAN

We are asking you to approve the amendment and restatement of our 2000 Stock Option and Incentive Plan, as previously amended and restated (the “Plan”). The amendment and restatement of the Plan would increase the number of shares available for grant under the Plan from 12,150,000 to 22,150,000 and extend the plan from August 1, 2010 to August 1, 2015. The amendment and restatement of the Plan would also increase from 500,000 to 1,000,000 the share limit on Awards under the Plan, including options, restricted shares, stock appreciation rights, performance units or performance shares. The new amount available under the amended and restated Plan and the 1,000,000 share limit proposed are subject to proportional adjustment for the Reverse Split described in Proposal No. 2.

The Board of Directors approved the foregoing amendment and restatement of the Plan on April 28, 2010, subject to the approval of a majority of the shares of our common stock that are present in person or by proxy and entitled to vote at the meeting.

If approved by our stockholders, the total number of shares that could be issued under the amended and restated Plan would be increased from a total of 12,150,000 shares to 22,150,000 shares. Based solely on the closing price of our common stock on May 14, 2010, the maximum aggregate market value of 10,000,000 additional shares that could potentially be issued under the amended and restated Plan if the proposed amendment is adopted is $10,100,000. In addition, approval of the amendment will permit the grant of awards for up to the proposed 1,000,000 share limit per participant each year. Our management relies on equity compensation to attract and retain experienced directors, officers and employees and to align the interests of directors, officers and employees with its stockholders. Our Board of Directors believes that the proposed amendment and restatement of the Plan is essential to permit management to continue to provide long-term, equity-based incentives to present and future employees and other service providers.

One of the important factors that we consider in administering our equity compensation program is our equity “burn rate,” meaning the number of shares that we utilize under the Plan each year. In connection with our solicitation of stockholder approval for this Proposal No. 3, we have concluded that it is our intent to maintain an average annual equity burn rate over the next three fiscal years (from January 1, 2010 through December 31, 2012) that is less than the applicable industry group’s mean burn rate plus one standard deviation, which is currently 2.55% of the Company’s weighted average number of shares outstanding in each fiscal year (calculated on a three-year average basis based on the inclusion of the Company in the Capital Goods industry group).

If the stockholders approve the increase in shares available under the Plan, the increase approved by the Board of Directors will take effect. Otherwise, the Plan will remain in effect with no changes. If the amendment and restatement of the Plan is not approved, we may become unable to provide suitable long-term equity-based incentives to present and future directors, officers and employees. Our named executive officers and directors have an interest in this Proposal No. 3.

The following is a brief summary of the material features of the Plan. The full text of the Plan document is attached as Appendix B.

Description of the Plan*

Purpose.  The Plan provides for the grant of the following types of incentive awards: (i) stock options, (ii) restricted stock, (iii) restricted stock units, (iv) stock appreciation rights, (v) performance units and performance shares, which are referred to individually as an “Award.” Those who will be eligible for Awards under the Plan include our employees, directors, officers, consultants and advisors and any employees, directors, officers, consultants and advisors of our subsidiaries.

Shares Subject to the Plan.  The maximum aggregate number of shares of our common stock reserved under the Plan prior to the amendment and restatement contemplated hereby is 12,150,000 shares. If this Proposal No. 3 is approved by the stockholders, the aggregate number of shares of our common stock that may be granted under the Plan will be 22,150,000 shares. Any shares of stock that are subject to an Award under the Plan that expires, is terminated, surrendered or forfeited will again be available for the grant of Awards under the Plan. If the amendment and restatement is adopted, the limit on the number of shares subject to Awards that may be granted during any fiscal year to each participant will be increased from 500,000 shares of our common stock to 1,000,000.

If we experience a stock split, stock dividend, reorganization or other change in our capital structure, including a merger, the administrator of the Plan will have the discretion to adjust the number and class of shares (i) available for issuance under the Plan, (ii) subject to outstanding Awards, and (iii) applicable to the per-person limits on Awards, as appropriate to reflect the change. The Plan administrator may also adjust the vesting schedule and exercise price for outstanding options, the repurchase price for Awards subject to repurchase and the terms of each other outstanding stock-based Award, as appropriate to reflect the change.

Administration.  The Plan is administered by our Board of Directors or our Compensation Committee (the “Committee”). Subject to the provisions of the Plan, the Committee has the authority to select the persons to whom awards are granted and to determine the terms of each award, including the number of shares of our common stock subject to the award. The Board of Directors may authorize an officer of Evergreen to approve awards to non-officers in accordance with guidelines approved by the Board of Directors. Currently, Mr. Feldt has the authority to grant up to 30,000 shares of restricted stock or an option to purchase up to 30,000 shares of common stock to non-executive officers. That authorization will be proportionally adjusted if the Reverse Split described in Proposal No. 2 is approved.

Option Price and Duration.  The purchase price per share of our common stock deliverable upon the exercise of an option shall be determined by the Committee, provided, however, that the exercise price shall not be less than 100% of the fair market value of the common stock on the day any such stock option is issued. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of our outstanding stock, must be at least 110% of the fair market value of the common stock on the grant date. The vesting schedule is determined by the Committee. Generally, incentive stock option terms provide that 25% of the shares under each option become exercisable on each of the first four anniversaries of the date of grant of options and non-qualified stock options are immediately exercisable upon issuance.

The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the term of an

     * All share numbers in in the description are stated on a pre-reverse split basis.

incentive stock option may not exceed five years. The Committee determines the term of nonstatutory options, but such options will terminate on the earlier of: (i) the date set forth in the option agreement; or (ii) ten (10) years from the date of grant.

Each option agreement also sets forth the effect on an award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, rights under an Award are exercisable.

Exercise.  Payment of the exercise price of an option may be made by check or, unless otherwise explicitly provided in the applicable option agreement, by the delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver the exercise price to the Company or by the delivery by the participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price. The payment of the exercise price may also be made by any other method explicitly provided in the applicable option agreement.

Stock Appreciation Rights.  A stock appreciation right is the right to receive the appreciation in fair market value of our common stock between the exercise date and the date of grant. We can pay the appreciation in either cash or shares of common stock. Stock appreciation rights will become exercisable at the times and on the terms established by the Committee, subject to the terms of the Plan. The exercise price of a stock appreciation right may not be less than 100% of the fair market value of a share of our common stock on the date of grant. After termination of service with the Company, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the Award agreement. No participant may be granted stock appreciation rights covering more than 1,000,000 shares during any fiscal year.

Restricted Stock.  Awards of restricted stock are rights to acquire or purchase shares of the Company’s common stock. Restricted stock vests in accordance with the terms and conditions established by the Committee in its sole discretion. For example, the Committee may set restrictions based on the achievement of specific performance goals. However, awards of restricted stock for more than 5% of the total number of shares authorized for issuance pursuant to this Plan (as well as other stock Awards under the Plan) with time-based vesting will have a minimum vesting period of three (3) years and such awards with performance-based vesting will have a minimum vesting period of one (1) year. The Award agreement will generally grant the Company a right to repurchase or reacquire any unvested shares upon the termination of the participant’s service with the Company for any reason (including death or disability). The Committee will determine the number of shares granted pursuant to an Award of restricted stock. No participant may be granted a right to purchase or acquire more than 1,000,000 shares of the Company’s common stock during any fiscal year.

Restricted Stock Units.  The Committee may grant restricted stock units under the Plan, which represents rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards but may be entitled to receive cash dividends or dividend equivalent rights as determined by the Committee at the time the grant is made.

Performance Units and Performance Shares.  Performance units and performance shares, which are Awards that will result in a payment to a participant only if the performance goals or other vesting criteria the Committee may establish are achieved or the Awards otherwise vest. The Committee will establish organizational, individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. No participant will receive performance units with an initial value exceeding 1,000,000 shares of the Company’s common stock or more than 1,000,000 performance shares during any fiscal year. Performance units will have an initial value established by the Committee prior to the grant date. Performance shares will have an initial value equal to the fair market value of a share of the Company’s common stock on the grant date.

Acquisition of the Company.  The Plan provides that, upon the occurrence of an acquisition of the Company, the Board of Directors or the board of directors of the surviving or acquiring entity shall make appropriate provision for the assumption or continuation of outstanding awards. Additionally, such board of directors may provide, with respect to outstanding options, for the acceleration of vesting, in full or in part, and that such options must be exercised within a specified number of days of the date of notice at the end of which period such options shall terminate, or provide for the termination of such options upon a cash payment equal to the excess of the fair market value over the exercise price of the options.

Performance Goals.  As determined by the Committee, the performance goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) annual revenue, (ii) cash position, (iii) earnings per share, (iv) individual objectives, (v) net income, (vi) operating cash flow, (vii) operating income, (viii) return on assets, (ix) return on equity, (x) return on sales, (xi) profit margin, (xii) gross margin, and (xi) total stockholder return. The performance goals may differ from participant to participant and from Award to Award and may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

Transferability.  In general, Awards are not transferable by the recipient except by will or by the laws of descent and distribution. In the case of non-qualified stock options, awards are transferable only to the extent set forth in the agreement relating to the non-qualified stock option or pursuant to a valid domestic relations order.

Repricing.  The repricing of options and substantially similar transactions are not permitted without stockholder approval.

Term and Termination.  The Plan currently expires on April 16, 2018. After that date, no further awards may be granted under the Plan, but the expiration of awards previously granted may extend beyond that date. The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time. Awards may be modified, amended or terminated by the Board of Directors provided that the consent of the participant is obtained if such action would materially and adversely affect the participant and under certain circumstances, such as amendments to increase the number of shares available for grant under the Plan, we are required to obtain stockholder approval of amendments to the Plan.

Number of Awards Granted to Executive Officers and Directors

The number of awards that an employee, director or consultant may receive under the Plan is in the discretion of the Committee and therefore cannot be determined in advance. The following table sets forth the aggregate number of restricted shares and shares subject to options and restricted stock units granted to our executive officers and directors under the Plan during the fiscal year ended December 31, 2009.

		Number of
		Restricted Shares
	Number of Options	or Units Granted
	Granted Under the	Under the 2000
	2000 Stock Option	Stock Option and
	and Incentive Plan	Incentive Plan in
Name	in 2009	2009

Executive Officers
Richard M. Feldt	250,000	185,000
Michael El-Hillow	115,000	87,000
Richard G. Chleboski	75,500	58,000
Dr. Lawrence Felton	33,500	33,500
Gary Pollard	5,500	4,500
Carl Stegerwald	9,500	7,000
Dr. Brown F. Williams	115,000	87,000
Directors
Tom L. Cadwell	—	8,772
Allan H. Cohen	—	8,772
Dr. Peter W. Cowden	—	8,772
Edward C. Grady, Lead Outside Director	—	8,772
Dr. Susan F. Tierney	—	8,772

Federal Income Tax Consequences

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Plan. Tax consequences for any particular individual may be different.

Nonqualified Stock Options.  No taxable income is reportable when a nonqualified stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options.  No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Stock Appreciation Rights.  No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock, Performance Units and Performance Shares.  A participant generally will not have taxable income at the time an Award of restricted stock, performance shares or performance units are granted.

Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. However, the recipient of a restricted stock Award may elect to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares) on the date the Award is granted.

Tax Effect for the Company.  The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code of 1986 (the “code”), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Code Section 162(m) are met. These conditions include stockholder approval of the Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The Plan has been designed to permit the Committee to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Code Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Awards.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of our outstanding shares of common stock present at the meeting in person or by proxy and entitled to vote is required to approve the proposed amendment and restatement of our 2000 Stock Option and Incentive Plan. Abstentions have the same effect as a vote against Proposal No. 3.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2000 STOCK OPTION AND INCENTIVE PLAN.

PROPOSAL No. 4

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
COMPANY’S 2000 EMPLOYEE STOCK PURCHASE PLAN

We are asking our stockholders to approve the amendment and restatement of our 2000 Employee Stock Purchase Plan (the “2000 ESPP”) that will increase the number of shares available for purchase under the Plan from 500,000 to 1,500,000 and make certain clerical adjustments to the plan. Clerical adjustments to the plan include changes in accordance with recent Internal Revenue Service regulations regarding employee stock purchase plans intending to qualify under Code Section 423, including a technical clarification regarding participant eligibility, and clarifications regarding who may serve on the committee administering the plan, how shares may be sold to employees of the Company’s subsidiaries, how the limit on share purchases may be modified from time to time and other minor changes. A copy of the proposed amended and restated 2000 ESPP is attached as Appendix C to this Proxy Statement. The new amount of shares available under the Plan is subject to proportional adjustment for the Reverse Split described in Proposal No. 2.

The Board of Directors approved this amendment and restatement of the 2000 ESPP on April 28, 2010. The following is a summary of the principal features of the 2000 ESPP. However, this summary is not a complete description of all the provisions of the 2000 ESPP, and is qualified in its entirety by the specific language of the 2000 ESPP, a copy of which is available to any stockholder upon written request to our Secretary. Our named executive officers and directors have an interest in this Proposal No. 4.

Description of the Plan*

Purpose.  The purpose of the 2000 ESPP is to encourage stock ownership by all of our eligible employees so that they may share in our growth by acquiring or increasing their proprietary interest in the Company.

Administration.  The 2000 ESPP will be administered by the Board of Directors or a Committee appointed by the Board of Directors (the “Committee”). The Committee will consist of no less than two (2) members of the Board of Directors. All questions of interpretation or construction of the 2000 ESPP are determined by the Committee, and its decisions are final, conclusive and binding upon all participants.

Eligibility.  Each of our employees and each employee of any participating subsidiary, whose customary employment with us is more than twenty (20) hours per week and for more than five (5) months in any calendar year and who has completed ninety (90) days of employment on or before the first day of a payment period (as described below), is eligible to participate in the 2000 ESPP; except that no participant will be granted an option under the 2000 ESPP (i) to the extent that, immediately after the grant, such participant would own 5% or more of the total combined voting power or value of all classes of our stock or of any parent or subsidiary or (ii) which permits the participant to purchase stock under the 2000 ESPP at a rate which exceeds $25,000 per year based on the fair market value of such stock on the first day of the applicable payment period. In addition, the Committee has adopted a limit of 500 shares per participant per offering period under the plan. This limit can be changed from time to time in the discretion of the Committee.

Payment Period.  Payment periods will consist of the six (6) month periods commencing on April 1 and October 1 and ending on September 30 and March 31, respectively of each calendar year. Twice each year, on the first business day of each payment period, the Company will grant to each eligible employee who is participating in the 2000 ESPP an option to purchase on the last day of the payment period shares of our common stock conditioned on the participant remaining an employee on such date. The option expires at the end of the payment period or upon termination of employment, whichever is earlier. The Committee, in its sole discretion, may establish a limit on the maximum number of shares of our common stock that participants will be permitted to purchase during any payment period.

To participate in the 2000 ESPP, an eligible employee must authorize payroll deductions pursuant to the 2000 ESPP. Such payroll deductions may not be less than 1% but not more than 10% of a participant’s compensation during the payment period and must be withheld in whole percentages. For purposes of the 2000 ESPP, compensation includes base pay or salary and any overtime, bonuses or commissions.

Purchase Price.  The option price per share for each payment period will be the lesser of (i) 85% of the average market price of the Company’s common stock on the first business day of the payment period and (ii) 85% of the average market price of the common stock on the last business day of the payment period; provided, however, that the Committee on a uniform and nondiscriminatory basis may establish a higher option price from time to time with respect to options that have not been granted under the 2000 ESPP.

The average market price of our common stock on any relevant date will be one of (i) the average of the high and low prices of the Company’s common stock on the principal national securities exchange on which the common stock is traded if applicable; (ii) the last reported sale price of the common stock on the Nasdaq Global Market if the common stock is not traded on a national securities exchange; (iii) the average of the closing bid and asked prices by an established quotation service for over-the-counter securities, if the common stock is not reported on the Nasdaq Global Market; or (iv) if the common stock is not publicly traded, the fair market value of the common stock as determined by the Committee after taking into consideration all factors which the Committee deems appropriate.

Payment of Purchase Price; Payroll Deductions.  The purchase price of the shares is accumulated by payroll deductions throughout each payment period. The number of shares of our common stock a participant may purchase in each payment period during a payment period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that payment period by the purchase

     * All share numbers in the description are stated on a pre-reverse split basis.

price; provided, however that the Committee may, in its discretion, establish a limit on the maximum number of shares of our common stock that a participant may purchase during a payment period. During the payment period, a participant may discontinue his or her participation in the 2000 ESPP but may not increase or decrease his or her deductions during a payment period. Unless a participant files a new authorization or withdraws from the 2000 ESPP, the deductions and purchases under the authorization the participant has filed with the Company will continue from the payment period to succeeding payment periods as long as the 2000 ESPP remains in effect.

All payroll deductions made for a participant are credited to the participant’s account under the 2000 ESPP and are held without interest. Funds received by the Company pursuant to exercises under the 2000 ESPP are used for general corporate purposes. A participant may not make any additional payments into his or her account.

Withdrawal.  Generally, a participant may withdraw from the 2000 ESPP at any time prior to the last day of a payment period by delivering a withdrawal notice to the Company. However, once a participant withdraws from a particular payment period, that participant may not participate again in the same payment period. To participate in a subsequent payment period, the participant must deliver to the Company a new authorization agreement.

Termination of Employment.  Upon termination of a participant’s employment for any reason, including disability or death, he or she will be deemed to have elected to withdraw from the 2000 ESPP and the payroll deductions credited to the participant’s account during the payment period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto, and such participant’s option will automatically be terminated. Regardless, eligible employment will be treated as continuing while a participant is on military leave, sick leave or other bona fide leave of absence, for up to ninety (90) days, or for so long as the participant’s right to reemployment is guaranteed by either statute or by contract, if longer than ninety (90) days.

Adjustments.  In the event that the shares of Company’s common stock are subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or a similar event, the shares of common stock are exchanged for other securities of the Company, each participant will be entitled to purchase the number of shares or other securities that he or she would have been entitled to purchase except for such Company action and any appropriate adjustments will be made to the purchase price to reflect such a change. In the event that the Company issues any of its shares as a stock dividend, each participant, upon the exercise of his or her option, will be entitled to receive the shares as to which participant is exercising his or her option and such number of shares in which such stock dividend or dividends were declared or paid and such amount of cash which the participant would have received if the participant had been the holder of the shares as to which he or she is exercising his or her option at all times between the granting of the option and its exercise. Upon the occurrence of the events described above, the class and aggregate number of shares available for issuance under the 2000 ESPP will also be adjusted.

Merger or Change of Control.  In the event of a merger or a sale of substantially all of the Company’s assets, the Committee with respect to the options outstanding under the 2000 ESPP will either (i) make appropriate provisions for the continuation of the options by arranging for the substitution of the shares then subject to outstanding options or (ii) terminate each participant’s options in exchange for a cash payment.

Amendment and Termination of the Plan.  The Committee may at any time and for any reason terminate or amend the 2000 ESPP but no such termination can affect options previously granted. Unless terminated sooner by the Committee, the 2000 ESPP will terminate on April 16, 2018. No amendment will be effective unless it is approved by the holders of a majority of the votes cast at a duly held stockholders’ meeting if such amendment would (i) increase the number of shares available for issuance under the 2000 ESPP; (ii) change the class of employees eligible to receive options under the 2000 ESPP, or (iii) cause Rule 16b-3 of the Securities Exchange Act of 1934, as amended, to become inapplicable to the 2000 ESPP.

Number of Shares Purchased by Executive Officers

Given that the number of shares that may be purchased under the 2000 ESPP is determined, in part, on the stock’s market value on the first and last day of the enrollment period and given that participation in the 2000 ESPP is voluntary on the part of employees, the actual number of shares that may be purchased by any individual is not determinable. Our directors are not eligible to participate in the 2000 ESPP. For illustrative purposes, the following table sets forth (a) the number of shares of our common stock that were purchased during the fiscal year ended December 31, 2009 under the 2000 ESPP, and the (b) average price per share purchase price paid for such shares.

	Number of Shares
	Purchased Under
	the 2000 Employee	Average per
	Stock Purchase Plan	Share Purchase
Name	in 2009	Price ($)

Executive Officers
Richard M. Feldt	—	—
Michael El-Hillow	1,000	1.75
Richard G. Chleboski	—	—
Dr. Lawrence Felton	1,000	1.75
Gary Pollard	500	1.84
Carl Stegerwald	—	—
Dr. Brown F. Williams	1,000	1.75

Federal Income Tax Consequences

Certain Federal Income Tax Information.  The following is a brief summary of the general effect of federal income taxation upon participants and us with respect to shares purchased under the 2000 ESPP.

The 2000 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Code Section 423, as amended. Under these provisions, no income will be taxable to a participant until the shares purchased under the 2000 ESPP are sold or otherwise disposed of by the participant. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon how long the shares have been held by the participant. If the shares are sold or otherwise disposed of more than two years from the first day of the particular payment period in which such shares were acquired and more than one year after the actual exercise (purchase) date, the participant will recognize ordinary income equal to the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (2) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable payment period in which such shares were acquired. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of the aforementioned periods (a “disqualifying disposition”), the participant will recognize ordinary income equal to the excess of (1) the fair market value of the shares on the date the shares are purchased over (2) the purchase price. Any additional gain or loss on such sale or disposition will be capital gain or loss, which will be long-term if the shares are held for more than one year. We generally are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a disqualifying disposition.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of shares of our common stock present at the meeting in person or by proxy and entitled to vote is required to approve the amendment of our 2000 Employee Stock Purchase Plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2000 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL No. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2010. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since our inception. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Audit and Related Fees for Fiscal 2008 and 2009

The following table sets forth a summary of the fees and expenses billed to us by PricewaterhouseCoopers LLP for professional services for the fiscal years ended December 31, 2008 and 2009, respectively:

	2008	2009

Audit Fees(1)	$644,333	$638,500
Audit-Related Fees(2)	—	—
Tax Fees(3)	13,550	—
All Other Fees	—	—

Total	$657,883	$638,500

(1)	Audit Fees represent fees for professional services relating to the audit of our financial statements and the review of the financial statements included in our quarterly reports, advice on accounting matters directly related to the audit and audit services provided in connection with other regulatory filings.

(2)	Audit-Related Fees represent fees for consultation and other attestation services and not reported under “Audit Fees.”

(3)	Tax Fees principally represent fees for professional services for tax compliance, tax advice and tax return preparation provided during the year.

The Audit Committee meets regularly with PricewaterhouseCoopers LLP throughout the year and reviews both audit and non-audit services performed by PricewaterhouseCoopers LLP as well as fees charged by PricewaterhouseCoopers LLP for such services. In engaging PricewaterhouseCoopers LLP for the services described above, the Audit Committee has determined that the provision of such services is compatible with maintaining PricewaterhouseCoopers LLP’s independence in the conduct of its auditing functions pursuant to the auditor independence rules of the SEC.

Pre-approval Policies and Procedures.  The chairman of the Audit Committee is authorized to provide pre-approval for further audit and permissible non-audit services proposed by PricewaterhouseCoopers LLP up to $50,000, subject to presenting such decision to the full Audit Committee at its next scheduled meeting. Such an appointment allows PricewaterhouseCoopers LLP to commence an engagement without being delayed due to scheduling. Following an approval of these services by the Chairman of the Audit Committee, the full Audit Committee, at its next scheduled meeting, would ratify the pre-approval.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of our shares of common stock present at the meeting in person or by proxy and entitled to vote is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. Abstentions have the same effect as a vote against Proposal No. 5.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our Bylaws or other applicable legal requirements. However, our Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, neither our board of directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting of Stockholders and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

INCORPORATION BY REFERENCE

The Securities and Exchange Commission allows us to “incorporate by reference” into proxy statement documents we file with the Securities and Exchange Commission. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement, and later information that we file with the Securities and Exchange Commission as specified below will update and supersede that information. We incorporate by reference the section entitled “SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE” included in Item 10, and Items 11 and 13 in their entirety from our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. These Items or portions thereof incorporated by reference are delivered to shareholders with this Proxy Statement in the Annual Report to Stockholders. This Proxy Statement incorporates important business and financial information about us from other documents that are not included in this document. This information is available to you without charge upon your written or oral request. You can also obtain the information incorporated by reference in this Proxy Statement through the Securities and Exchange Commission at its website, www.sec.gov or by written request to Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, MA 01752; Attention: Corporate Secretary. If so requested, we will provide a copy of the incorporated filings by first class mail or equally prompt means within one business day of our receipt of your request.

To the extent this Proxy Statement has been or will be specifically incorporated by reference into any filing under the Exchange Act, the section of this Proxy Statement entitled “REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS” and the section entitled “REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS” incorporated herein from our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 should not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING OF STOCKHOLDERS

For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for our 2011 annual meeting of stockholders, the written proposal must be received at our offices at 138 Bartlett Street, Marlboro, MA 01752 no later than April 28, 2011. If the date of the 2011 annual meeting of stockholders is moved more than 30 days before or after the anniversary date of this year’s annual meeting of stockholders, the deadline for inclusion of proposals in the Company’s proxy statement is instead a reasonable time before the Company begins to print and mail its proxy materials. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

For a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8, the stockholder must provide the information required by the Company’s bylaws and give timely notice to the Company in accordance with the Company’s bylaws, which, in general, require that the notice be received by the Company not earlier than the close of business on March 29, 2011, and not later than the close of business on April 28, 2011. If the date of the annual meeting of stockholders is moved more than 30 days before or 60 days after the anniversary of the 2010 annual meeting of stockholders, then notice of a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8 must be received no earlier than the close of business on the 90th day prior to the meeting and no later than the close of business on the later of the following two dates: (i) the 60th day prior to the meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. The matters proposed to be brought before the meeting also must be proper matters for stockholder action. A copy of the relevant bylaw provisions is available upon written request to Evergreen Solar, Inc.

Requests and copies of the relevant bylaws or for other information, and submissions of shareholder proposals should be addressed to 138 Bartlett Street, Marlboro, MA 01752; Attention: Corporate Secretary.

Appendix A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
EVERGREEN SOLAR, INC.

Evergreen Solar, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:  That the Board of Directors of the Corporation, by unanimous written consent dated May 21, 2010, in accordance with the provisions of Section 141(b) of the General Corporation Law of the State of Delaware, duly adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Corporation. The resolution setting forth the proposed amendment is as follows:

RESOLVED:  That a proposed amendment to the Certificate of Incorporation of the Corporation, as amended, effecting a change in the first paragraph of Article FOURTH thereof, so that said first paragraph of Article FOURTH shall read in its entirety as set forth below, is hereby approved, and is recommended to the stockholders of the Corporation for approval as being advisable and in the best interests of the Corporation:

“FOURTH:  The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 147,227,668 shares, consisting of (i) 120,000,000 shares of common stock, with a par value of $.01 per share (the “Common Stock”) and (ii) 27,227,668 shares of Preferred Stock, with a par value of $.01 per share (the “Preferred Stock”), of which 26,227,668 shares shall be designated Series A Convertible Preferred Stock.”

SECOND:  That the stockholders of the Corporation duly approved such resolution at the annual meeting of stockholders held on July 27, 2010 by affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the subject matter in accordance with the provisions of Section 216 of the General Corporation Law of the State of Delaware.

THIRD:  That said amendment was duly adopted in accordance with the provisions of Sections 216 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this   day of          .

EVERGREEN SOLAR, INC.

By:
Michael El-Hillow
Chief Financial Officer and
Secretary

A-1

Appendix B

EVERGREEN SOLAR, INC.

Amended and Restated 2000 Stock Option and Incentive Plan

1.	Purpose and Eligibility.

The purpose of this Amended and Restated 2000 Stock Option and Incentive Plan (the “Plan”) of Evergreen Solar, Inc. (the “Company”) is to provide stock options and other equity interests in the Company (each an “Award”) to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a “Participant.” Additional definitions are contained in Section 10.

2.	Administration.

a. ADMINISTRATION BY BOARD OF DIRECTORS.  The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority to grant and amend Awards, subject to Section 9(g), to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

b. APPOINTMENT OF COMMITTEES.  To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean such Committee or the Board. Any awards granted to non-employee directors shall be administered by a committee of the Board consisting solely of non-employee directors of the Company.

c. DELEGATION TO EXECUTIVE OFFICERS.  To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.	Stock Available for Awards.

a. NUMBER OF SHARES.  Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock, $.01 par value, of the Company (the “Common Stock”) that may be issued pursuant to the Plan is twenty-two million one hundred and fifty thousand shares (22,150,000). If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed twenty-two million one hundred and fifty thousand shares (22,150,000) shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. No more than 5% of the total number of shares authorized for issuance pursuant to this Plan may be granted as Restricted Stock Awards, Restricted Stock Units Performance Shares, Stock Appreciation Rights or other share-based Awards (other than Options) which vest within less than one year after the date of grant. With respect to such Awards in excess of 5% of the total number of shares authorized for issuance pursuant to this Plan (i) the vesting period for Awards with performance-based vesting provisions shall not be less than one (1) year and (ii) the vesting period for Awards with time-based vesting provisions shall not be less than three (3) years.

b. PER-PARTICIPANT LIMIT.  Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 1,000,000 shares of Common Stock.

c. ADJUSTMENT TO COMMON STOCK.  In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 9(e)(i) applies for any event, this Section 3(c) shall not be applicable.

4.	Stock Options.

a. GENERAL.  The Board may grant options to purchase Common Stock (each, an “Option” and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

b. INCENTIVE STOCK OPTIONS.  An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option”.

c. EXERCISE PRICE.  The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement. The exercise price for an Option shall not be less than 100% of the fair market value per share of Common Stock on the date of grant.

d. DURATION OF OPTIONS.  Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement. Each Option shall terminate no later than ten (10) years from the date of grant.

e. EXERCISE OF OPTION.  Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

f. PAYMENT UPON EXERCISE.  Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

5.	Restricted Stock.

a. GRANTS.  The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

b. TERMS AND CONDITIONS.  The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

c. SECTION 162(m) PERFORMANCE RESTRICTIONS.  For purposes of qualifying Restricted Stock Awards as “performance-based compensation “under Section 162(m) of the Code, the Board, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Board on or before the latest date permissible to enable the Restricted Stock Award to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting a Restricted Stock Award which is intended to qualify under Section 162(m) of the Code, the Board shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

6.	Stock Appreciation Rights.

a. GRANT.  Subject to the terms and conditions of the Plan, Stock Appreciation Rights (“SARs”) may be granted to Participants at any time and from time to time as shall be determined by the Board, in its sole discretion. The Board shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any fiscal year no Participant may be granted SARs covering more than 1,000,000 Shares.

b. EXERCISE PRICE AND OTHER TERMS.  The Board, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of an SAR shall not be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of grant. Each SAR shall terminate no later than ten (10) years from the date of grant.

c. SAR AGREEMENT.  Each SAR shall be evidence by a written award agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise and such other terms and conditions as the Board, in its sole discretion, shall determine.

d. EXPIRATION OF SARS.  A SAR granted under the Plan shall expire upon the date determined by the Board, in its sole discretion, and set forth in the award agreement.

e. PAYMENT OF SAR AMOUNT.  Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the fair market value of a share of Common Stock on the date of exercise over the exercise price; multiplied by

(ii) The number of shares of Common Stock with respect to which the SAR is exercised.

f. PAYMENT UPON EXERCISE.  At the discretion of the Board, payment for a SAR may be in cash, shares of Common Stock or a combination thereof.

7.	Performance Units and Performance Shares.

a. GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES.  Performance Units and Performance Shares may be granted to individuals eligible to receive Awards under the Plan at any time and from time to time, as shall be determined by the Board, in its sole discretion.

b. NUMBER OF SHARES.  The Board will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant, provided that during any fiscal year of the Company, no Participant shall be granted either (i) Performance Units with an initial value greater than 1,000,000 shares of Common Stock or (ii) more than 1,000,000 Performance Shares, with such grants in the aggregate being subject to the Section 3(b) 1,000,000 share limit.

c. VALUE OF PERFORMANCE UNITS/ SHARES.  Each Performance Unit shall have an initial value established by the Board on or before the date of grant. Each Performance Share shall have an initial value equal to the fair market value of a share of Common Stock on the date of grant.

d. PERFORMANCE OBJECTIVES AND OTHER TERMS.  The Board will set performance objectives or other vesting provisions (including, without limitation, continued status as a service provider of the Company or subsidiary) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Participants. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each award of Performance Units or Performance Shares will be evidenced by an award agreement that will specify the Performance Period, and such other terms and conditions as the Board, in its sole discretion, will determine. The Board may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Board in its discretion.

e. SECTION 162(m) PERFORMANCE OBJECTIVES.  For purposes of qualifying grants of Performance Units or Performance Shares as “performance-based compensation” under Section 162(m) of the Code, the Board, in its discretion, may determine that the performance objectives applicable to Performance Units or Performance Shares shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units or Performance Shares to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Performance Units or Performance Shares which are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units/ Shares under Section 162(m) of the Code (e.g., in determining the Performance Goals).

f. EARNING OF PERFORMANCE UNITS OR PERFORMANCE SHARES.  After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit or Performance Share, the Board, in its sole discretion, may reduce or waive any performance objective or other vesting provisions for such Performance Unit or Performance Share in the event of a Participant’s death or disability, or upon the occurrence of an Acquisition (as defined in Section 9(e)).

g. FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS OR PERFORMANCE SHARES.  Payment of earned Performance Units or Performance Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Board, in its sole discretion, may pay earned Performance Units or Performance Shares in the form of cash, in shares of Common Stock (which have an aggregate fair market value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

h. CANCELLATION OF PERFORMANCE UNITS OR PERFORMANCE SHARES.  On the date set forth in the award agreement, all unearned or unvested Performance Units or Performance Shares will be forfeited to the Company, and again will be available for grant under the Plan.

8.	Restricted Stock Units.

a. GRANT.  Subject to the terms and conditions of the Plan, Restricted Stock Units (“RSUs”) in the form of phantom stock units may be granted to Participants at any time and from time to time as shall be determined by the Board, in its sole discretion. The Board shall have complete discretion in determining the number of RSUs granted to each Participant.

b. TERMS AND CONDITIONS.  The Board shall determine the restrictions and conditions applicable to each Award of RSUs at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of an

Award of RSUs is contingent on the grantee executing a written award agreement (an “RSU Award Agreement”). The terms and conditions of each such RSU Award Agreement shall be determined by the Board, and such terms and conditions may differ among individual Awards and grantees. To the extent that an Award of RSUs is subject to Section 409A of the Code (“Section 409A”), it may contain such additional terms and conditions as the Board shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A. At the end of any deferral period applicable to an Award of RSUs, such RSUs, to the extent vested, shall be settled in the form of shares of Common Stock.

c. RIGHTS AS A STOCKHOLDER.  A Participant shall have the rights as a stockholder only as to shares of Common Stock acquired by the Participant upon settlement of an award of RSUs; provided that the Participant may, in the Board’s sole discretion, be credited with dividends or dividend equivalent rights with respect to the phantom stock units underlying the Participant’s RSUs, subject to such terms and conditions as the Board may determine.

d. TERMINATION.  Except as may otherwise be provided by the Board either in the RSU Award Agreement or, subject to Section 10(g) below, in writing after the RSU Award Agreement is issued, a Participant’s right in all RSUs that have not vested shall automatically terminate upon the Participant’s termination of employment (or cessation of service relationship) with the Company and its subsidiaries for any reason.

9.	General Provisions Applicable to Awards.

a. TRANSFERABILITY OF AWARDS.  Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b. DOCUMENTATION.  Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

c. BOARD DISCRETION.  The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

d. TERMINATION OF STATUS.  The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

e. ACQUISITION OF THE COMPANY.

(i) CONSEQUENCES OF AN ACQUISITION.  Unless otherwise expressly provided in the applicable Option or Award, upon the occurrence of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 9(e)(i), also the “Board”), shall, as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, upon written notice to the affected optionees, provide that one or more Options then outstanding shall become immediately exercisable in full or in part and that such Options must be exercised within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or provide that one or more Options then outstanding shall become immediately exercisable in full or in part and shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares subject to such Options over the exercise price thereof.

(ii) ACQUISITION DEFINED.  An “Acquisition” shall mean: (x) any merger or consolidation after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event; or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

(iii) ASSUMPTION OF OPTIONS UPON CERTAIN EVENTS.  In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions, as the Board considers appropriate in the circumstances.

(iv) PARACHUTE AWARDS.  If, in connection with an Acquisition, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); PROVIDED, HOWEVER, that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 9(e)(iv) shall be made by the Company.

f. WITHHOLDING.  Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

g. AMENDMENT OF AWARDS.  The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant. Notwithstanding the foregoing or any other provision of the Plan, the Board may not amend the terms of any Option to effect a pricing without the approval of the shareholders. For the purposes of the foregoing sentence, the term “repricing” shall mean any of the following or any other action that has the same effect: (i) lowering the exercise price of an Option after it is granted, (ii) buying-out an outstanding Option at a time when its exercise price exceeds the fair market value of the underlying stock for cash or shares, or (iii) any other action that is treated as a repricing under generally accepted accounting principles, or (iv) canceling an Option at a time when its exercise price exceeds the fair market value of the underlying stock in exchange for another Option, Restricted Stock Awards, or other Awards or equity of the Company, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off, or similar corporate transaction.

h. CONDITIONS ON DELIVERY OF STOCK.  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

i. ACCELERATION.  The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option; provided that Board’s ability to accelerate the vesting of Awards under the Plan for any participant is limited to change in control transactions and the death, disability and retirement of such participant.

10.	Miscellaneous.

a. DEFINITIONS.

(i) “ANNUAL REVENUE” means the Company’s or a business unit’s revenues for the fiscal year, determined in accordance with generally accepted accounting principles; provided, however, that prior to the fiscal year, the Board shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

(ii) “CASH POSITION” means the Company’s level of cash and cash equivalents.

(iii) “COMPANY” for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Evergreen Solar, Inc., as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of Evergreen Solar, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

(iv) “CODE” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(v) “EARNINGS PER SHARE” means as to any fiscal year, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

(vi) “EMPLOYEE” for purposes of eligibility under the Plan shall include a person to whom an offer of employment has been extended by the Company.

(vii) “GROSS MARGIN” means the percentage equal to the Company’s or a business unit’s total sales revenue minus its cost of goods sold, divided by the total sales revenue, determined in accordance with generally accepted accounting principles.

(viii) “INDIVIDUAL OBJECTIVES” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Board (in its discretion).

(ix) “NET INCOME” means as to any fiscal year, the income after taxes of the Company for the fiscal year determined in accordance with generally accepted accounting principles, provided that prior to the fiscal year, the Board shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

(x) “OPERATING CASH FLOW” means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally accepted accounting principles.

(xi) “OPERATING INCOME” means the Company’s or a business unit’s income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.

(xii) “PERFORMANCE GOALS” means the goal(s) (or combined goal(s)) determined by the Board (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Cash Position, (c) Earnings Per Share, (d) Individual Objectives, (e) Net Income, (f) Operating Cash Flow, (g) Operating Income, (h) Return on Assets, (i) Return on Equity, (j) Return on Sales, (k) Profit Margin, (l) Gross Margin and (m) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. The Board may specify in an Award that Performance Goals shall be adjusted to include or exclude the effect of special one-time or extraordinary gains or losses and other one-time or extraordinary events, including without limitation changes in accounting principles, extraordinary, unusual, or nonrecurring items (such as material litigation, judgments and settlements), currency exchange rate fluctuations, changes in corporate tax rates, and the impact of acquisitions, divestitures, and discontinued operations. Prior to the occurrence of an Acquisition, the Board may exercise its discretion in a uniform and non-discriminatory manner for similarly situated Participants to reduce (but not increase) any Award otherwise payable under this Plan in accordance with objective or subjective factors if necessary or appropriate to limit the amount payable under an Award to an amount consistent with the purposes of the Plan and the intended economic benefits of participation in the Plan.

(xiii) “PROFIT MARGIN” means the percentage equal to the Company’s or a business unit’s Operating Income after taxes, excluding equity compensation expense, divided by its total revenue as reported above for the entire calendar year, determined in accordance with generally accepted accounting principles.

(xiv) “RETURN ON ASSETS” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

(xv) “RETURN ON EQUITY” means the percentage equal to the Company’s Net Income divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.

(xvi) “RETURN ON SALES” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

(xvii) “TOTAL SHAREHOLDER RETURN” means the total return (change in share price plus reinvestment of any dividends) of a share of Company Common Stock.

b. NO RIGHT TO EMPLOYMENT OR OTHER STATUS.  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

c. NO RIGHTS AS STOCKHOLDER.  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

d. EFFECTIVE DATE AND TERM OF PLAN.  The Plan shall become effective upon adoption by the Board. No Awards shall be granted under the Plan after April 16, 2018, but Awards previously granted may extend beyond that date.

e. AMENDMENT OF PLAN.  The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, any amendments that permit stock option repricing under the Plan, will be subject to approval by the stockholders of the Company. The affirmative vote of a majority of shares of the Company’s common stock present in person or by proxy at any annual meeting or special meeting of stockholders will be required to either (i) materially increase the aggregate number of securities that may be issued under the Plan or (ii) materially modify the requirements as to eligibility for participation under the Plan.

f. GOVERNING LAW.  The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of Delaware, without regard to any applicable conflicts of law.

g. SECTION 409A REQUIREMENTS.  Notwithstanding anything to the contrary in this Plan or any Award agreement, the following provisions shall apply to any payments and benefits otherwise payable to or provided to a Participant under this Plan and any Award:

(i) For purposes of Section 409A of the Code, each “payment” (as defined by Section 409A of the Code) made under this Plan or an Award shall be considered a “separate payment.” In addition, for purposes of Section 409A of the Code, payments shall be deemed exempt from the definition of deferred compensation under Section 409A of the Code to the fullest extent possible under (x) the “short-term deferral” exemption of Treasury Regulation § 1.409A-1(b)(4), and (y) (with respect to amounts paid as separation pay no later than the second calendar year following the calendar year containing the Participant’s “separation from service” (as defined for purposes of Section 409A of the Code)) the “two years/two-times” separation pay exemption of Treasury Regulation § 1.409A-1(b)(9)(iii), which are hereby incorporated by reference.

(ii) If the Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its affiliates) as of his or her separation from service, to the extent any payment under this Plan or an Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or an Award may be made until the earlier of: (x) the first day of the seventh month following the Participant’s separation from service, or (y) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

(iii) If this Plan or any Award fails to meet the requirements of Section 409A of the Code, neither the Company nor any of its affiliates shall have any liability for any tax, penalty or interest imposed on the Participant by Section 409A of the Code, and the Participant shall have no recourse against the Company or any of its affiliates for payment of any such tax, penalty or interest imposed by Section 409A of the Code.

***

Approved by the Board of Directors of the Company: April 28, 2010
Approved by the Stockholders of the Company: [July 27, 2010]

Appendix C

EVERGREEN SOLAR, INC.

AMENDED AND RESTATED 2000 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I

Purpose

This Amended and Restated 2000 Employee Stock Purchase Plan (the “Plan”) is intended to encourage stock ownership by all eligible employees of Evergreen Solar, Inc. (the “Company”), a Delaware corporation, and its participating subsidiaries (as defined in Article XVII) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. The Plan is intended to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

ARTICLE II

Administration of the Plan

The Plan may be administered by a committee appointed by the Board of Directors of the Company (the “Committee”). The Committee shall consist of not less than two members of the Company’s Board of Directors who shall be “non-employee directors” within the meaning of Section 16 of the Securities Exchange Act of 1934. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee may select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word “Committee” wherever used herein shall be deemed to mean the Board of Directors.

ARTICLE III

Eligible Employees

All employees of the Company or any of its participating subsidiaries whose customary employment is more than 20 hours per week and for more than five months in any calendar year and who have completed 90 days of employment on or before the first day of a Payment Period (as hereinafter defined) shall be eligible to receive options under the Plan to purchase common stock of the Company, and all eligible employees shall have the same rights and privileges hereunder. Persons who are eligible employees on the first business day of any Payment Period (as defined in Article V) shall receive their options as of such day. Persons who become eligible employees after any date on which options are granted under the Plan shall be granted options on the first day of the next succeeding Payment Period on which options are granted to eligible employees under the Plan. In no event, however, may an employee be granted an option if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms “parent corporation” and “subsidiary corporation” are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee. Effective for payment periods beginning on and after January 1, 2010, the Committee may provide for separate offerings for non-US subsidiaries of the Company. Any such offerings shall contain such terms and conditions regarding eligibility as the Committee determines in its discretion is appropriate, subject to the requirements of Sections 423(b)(4) and (5) of the Code.

ARTICLE IV

Stock Subject to the Plan

The stock subject to the options under the Plan shall be shares of the Company’s authorized but unissued common stock, par value $.01 per share (the “Common Stock”), or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 1,500,000, subject to adjustment as provided in Article XII. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

ARTICLE V

Payment Period and Stock Options

The first Payment Period during which payroll deductions will be accumulated under the Plan shall commence on the first day of the first calendar month following effectiveness of the Form S-8 registration statement filed with the Securities and Exchange Commission covering the shares to be issued pursuant to the Plan (the “Commencement Date”) and shall end on the next succeeding January 31 or July 31, whichever comes first, following at least six months after the Commencement Date. For the remainder of the duration of the Plan, Payment Periods shall consist of the six-month periods commencing on February 1 and August 1 and ending on July 31 and January 31, respectively, of each calendar year.

Twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided for, up to a number of shares of Common Stock determined by dividing such eligible employee’s payroll deductions accumulated prior to the exercise date and retained in such eligible employee’s account by the applicable purchase price (subject to any share purchase limitation imposed by the Committee), on condition that such employee remains eligible to participate in the Plan throughout the remainder of such Payment Period. The participant shall be entitled to exercise the option so granted only to the extent of the participant’s accumulated payroll deductions on the last day of such Payment Period. The Option Price per share for each Payment Period shall be the lesser of (i) 85% of the average market price of the Common Stock on the first business day of the Payment Period and (ii) 85% of the average market price of the Common Stock on the last business day of the Payment Period, in either event rounded up to the nearest cent; provided, however, that the Committee on a uniform and nondiscriminatory basis may establish a higher Option Price from time to time with respect to options that have not been granted under the Plan. The Committee shall establish a limit on the maximum number of shares of Common Stock that eligible employees will be permitted to purchase during any Payment Period. The committee may in its discretion change such limit from time to time prior to the beginning of the Payment Period to which such revised limit shall apply. The foregoing share limitation and the Option Price shall be subject to adjustment as provided in Article XII.

For purposes of the Plan, the term “average market price” on any date means (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ Global Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ Global Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

For purposes of the Plan, the term “business day” means a day on which there is trading on the NASDAQ Global Market or the aforementioned national securities exchange, whichever is applicable pursuant to the preceding paragraph; and if neither is applicable, a day that is not a Saturday, Sunday or legal holiday in Massachusetts.

No employee shall be granted an option which permits the employee’s right to purchase stock under the Plan, and under all other Section 423(b) employee stock purchase plans of the Company and any parent or subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code. If the participant’s accumulated payroll deductions on the last day of the Payment Period would otherwise enable the participant to purchase Common Stock in excess of the Section 423(b)(8) limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the participant by the Company, without interest.

ARTICLE VI

Exercise of Option

Each eligible employee who continues to be a participant in the Plan on the last day of a Payment Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the participant’s accumulated payroll deductions on such date will pay for at the Option Price, subject to any applicable share purchase limitation and the Section 423(b)(8) limitation described in Article V. If the individual is not a participant on the last day of a Payment Period, then he or she shall not be entitled to exercise his or her option. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in a participant’s account at the end of a Payment Period by reason of the inability to purchase a fractional share shall be carried forward to the next Payment Period.

ARTICLE VII

Authorization for Entering the Plan

An employee may elect to enter the Plan by filling out, signing and delivering to the Company an authorization:

A. Stating the percentage to be deducted regularly from the employee’s pay;

B. Authorizing the purchase of stock for the employee in each Payment Period in accordance with the terms of the Plan; and

C. Specifying the exact name or names in which stock purchased for the employee is to be issued as provided under Article XI hereof.

Such authorization must be received by the Company at least ten days before the first day of the next succeeding Payment Period and shall take effect only if the employee is an eligible employee on the first business day of such Payment Period.

Unless a participant files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the participant has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

The Company will accumulate and hold for each participant’s account the amounts deducted from his or her pay. No interest will be paid on these amounts.

ARTICLE VIII

Maximum Amount of Payroll Deductions

An employee may authorize payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) but not more than ten percent (10%) of the employee’s total compensation, including base pay or salary and any overtime, bonuses or commissions.

ARTICLE IX

Change in Payroll Deductions

Deductions may not be increased or decreased during a Payment Period. However, a participant may withdraw in full from the Plan.

ARTICLE X

Withdrawal from the Plan

A participant may withdraw from the Plan (in whole but not in part) at any time prior to the last day of a Payment Period by delivering a withdrawal notice to the Company.

To reenter the Plan, an employee who has previously withdrawn must file a new authorization at least ten days before the first day of the next Payment Period in which he or she wishes to participate. The employee’s reentry into the Plan becomes effective at the beginning of such Payment Period, provided that he or she is an eligible employee on the first business day of the Payment Period.

ARTICLE XI

Issuance of Stock

Certificates for stock issued to participants shall be delivered as soon as practicable after each Payment Period by the Company’s transfer agent. Notwithstanding the foregoing, the Committee may permit or require that such shares be deposited directly with a broker designated by the Committee, and the Committee may utilize electronic or other automated methods of share transfer.

Stock purchased under the Plan shall be issued only in the name of the participant, or if the participant’s authorization so specifies, in the name of the participant and another person of legal age as joint tenants with rights of survivorship.

ARTICLE XII

Adjustments

Upon the happening of any of the following described events, a participant’s rights under options granted under the Plan shall be adjusted as hereinafter provided:

A. In the event that the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company, each participant shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock that such participant would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; and

B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each participant upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which the participant is exercising his or her option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which the participant would have received if the participant had been the holder of the shares as to which the participant is exercising his or her option at all times between the date of the granting of such option and the date of its exercise.

Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article IV hereof which are subject to options which have been or may be granted under the Plan and the limitations set forth in the second paragraph of Article V shall also be approximately adjusted to reflect the events specified in paragraphs A and B above. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs A or B shall be made only after the Committee, based on advice of counsel for the Company, determines whether such adjustments would constitute a “modification” (as that term is defined in Section 424 of the Code). If the Committee determines that such adjustments would constitute a modification, it may refrain from making such adjustments. If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”) shall, with respect to options then outstanding under the Plan, either (i) make appropriate provision for the continuation of such options by arranging for the substitution on an equitable basis for the shares then subject to such options either (a) the consideration payable with respect to the outstanding shares of the Common Stock in connection with the Acquisition, (b) shares of stock of the successor corporation, or a parent or subsidiary of such corporation, or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such options immediately preceding the Acquisition; or (ii) terminate each participant’s options in exchange for a cash payment equal to the excess of (a) the fair market value on the date of the Acquisition, of the number of shares of Common Stock that the participant’s accumulated payroll deductions as of the date of the Acquisition could purchase, at an option price determined with reference only to the first business day of the applicable Payment Period and subject to any applicable share purchase limit, Code Section 423(b)(8) and fractional-share limitations on the amount of stock a participant would be entitled to purchase, over (b) the result of multiplying such number of shares by such option price.

The Committee or Successor Board shall determine the adjustments to be made under this Article XII, and its determination shall be conclusive.

ARTICLE XIII

No Transfer or Assignment of Employee’s Rights

An option granted under the Plan may not be transferred or assigned and may be exercised only by the participant.

ARTICLE XIV

Termination of Employee’s Rights

Whenever a participant ceases to be an eligible employee of the Company or a related company because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, his or her rights under the Plan shall immediately terminate, and the Company shall promptly refund, without interest, the entire balance of his or her payroll deduction account under the Plan. Notwithstanding the foregoing, eligible employment shall be treated as continuing intact while a participant is on military leave, sick leave or other bona fide leave of absence, for up to 90 days, or for so long as the participant’s right to reemployment is guaranteed either by statute or by contract, if longer than 90 days.

ARTICLE XV

Termination and Amendments to Plan

Unless terminated sooner as provided below, the Plan shall terminate on April 16, 2018. The Plan may be terminated at any time by the Company’s Board of Directors but such termination shall not affect options then outstanding under the Plan. It will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded, without interest.

The Committee or the Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of the stockholders of the Company, no amendment may (i) increase the number of shares that may be issued under the Plan; (ii) change the class of corporations whose employees may be offered options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code; or (iii) cause Rule 16b-3 under the Securities Exchange Act of 1934 to become inapplicable to the Plan.

ARTICLE XVI

Limits on Sale of Stock Purchased under the Plan

The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable federal or state securities laws and subject to any restrictions imposed under Article XXI to ensure that tax withholding obligations are satisfied. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

ARTICLE XVII

Participating Subsidiaries

The term “participating subsidiary” shall mean any present or future subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated from time to time by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

ARTICLE XVIII

Optionees Not Stockholders

Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee.

ARTICLE XIX

Application of Funds

The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

ARTICLE XX

Notice to Company of Disqualifying Disposition

By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Payment Period in which such Common Stock was acquired. Each participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as “disqualifying dispositions” under Sections 421 and 424 of the Code, which have certain tax consequences to participants and to the Company and its participating subsidiaries.

ARTICLE XXI

Withholding of Additional Income Taxes

By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant’s compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the participant’s compensation, when amounts are added to the participant’s account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that when Common Stock is purchased under the Plan the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under Article VII will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant’s accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such withholding obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

ARTICLE XXII

Governmental Regulations

The Company’s obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to identify shares of Common Stock issued under the Plan on its stock ownership records and send tax information statements to employees and former employees who transfer title to such shares.

ARTICLE XXIII

Governing Law

The validity and construction of the Plan shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

***

Approved by the Board of Directors of the Company: April 28, 2010
Approved by the Stockholders of the Company: [July 27, 2010]

EVERGREEN SOLAR, INC. 138 BARTLETT STREET MARLBORO, MA 01752
VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote “FOR” the followings:		For All	Withhold All	For All Except

1. Elections of Directors Nominees		☐	☐	☐
01 Richard M. Feldt	02 Edward C. Grady

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following proposal (s):		For	Against	Abstain

2.	To authorize the Board of Directors to effect a reverse stock split of our common stock at a stock split ratio of 1-for-6 and amend our Certificate of Incorporation to reduce the number of authorized common shares from 450,000,000 shares to 120,000,000 shares	☐	☐	☐

3.	To approve the amendment and restatement of our 2000 Stock Option and Incentive Plan	☐	☐	☐

4.	To approve the amendment and restatement of our 2000 Employee Stock Purchase Plan	☐	☐	☐

5.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current year	☐	☐	☐

NOTE: To approve such other business as may properly come before the meeting or any adjournment thereof.		☐	☐	☐

For address changes or comments, mark here. (see reverse for instructions)			☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Note:

Please sign exactly as your name or name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report is/are available at www.proxyvote.com.

M14980-P80689

EVERGREEN SOLAR, INC. Proxy for Annual Meeting of Stockholders July 27, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard M. Feldt and Michael El-Hillow, and each of them, as proxyholders and attorneys-in-fact of the undersigned, with full power of substitution to vote all shares of stock of Evergreen Solar, Inc. (the “Company”) which the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders of Evergreen Solar, Inc. to be held on Tuesday, July 27, 2010, at 8:30 a.m. Eastern Time, at the Courtyard by Marriott, 75 Felton Street, Marlboro, Massachusetts 01752, and at any continuation or adjournments thereof, with all powers that the undersigned would have if personally present at the meeting. In their discretion, the proxy holders are authorized to vote upon such other business and matters incident to the conduct of meetings as may properly come before the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated on or about June 7, 2010, and receipt of notice of the availability of or a copy of the Evergreen Solar, Inc. Annual Report for the fiscal year ended December 31, 2009. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Evergreen Solar, Inc., gives notice of such revocation.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on the reverse side